Filed with the Securities and Exchange Commission on April 28, 2003


                                        1933 Act Registration File No. 333-13593
                                                      1940 Act File No. 811-7853

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No. ____                                    |_|


         Post-Effective Amendment No. 8                                      |X|
                                      -


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
         Amendment No. 10                                                    |X|
                       -
                 (Check appropriate box or boxes.)


                         KALMAR POOLED INVESTMENT TRUST
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                Barley Mill House
                                3701 Kennett Pike
                              Wilmington, DE 19807
                              --------------------
                    (Address of Principal Executive Offices)

                        with a copy of communications to:

                           Joseph V. Del Raso, Esquire
                               Pepper Hamilton LLP
                              3000 Two Logan Square
                               18th & Arch Streets
                             Philadelphia, PA 19103

Registrant's Telephone Number, including Area Code:               (302) 658-7575
                                                                  --------------

                         Ford B. Draper, Jr., President
                                Barley Mill House
                                3701 Kennett Pike
                              Wilmington, DE 19807
                              --------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)


         |X| immediately upon filing pursuant to paragraph (b)
         |_| on ______________ pursuant to paragraph (b)
         | | 60 days after filing pursuant to paragraph (a)(1)
         |_| on ______________ pursuant to paragraph (a)(1)
         |_| 75 days after filing pursuant to paragraph (a)(2)
         |_| on ______________ pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

         |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

KALMAR
POOLED
INVESTMENT
TRUST
"GROWTH-WITH-VALUE"

                    KALMAR "GROWTH-WITH-VALUE" SMALL CAP FUND
                         PROSPECTUS DATED APRIL 28, 2003


This prospectus offers shares of the Kalmar "Growth-with-Value" Small Cap Fund. The Fund seeks long-term capital appreciation by investing in small capitalization companies. Using the adviser's purposefully integrated "Growth-with-Value" investment philosophy, the Fund invests in companies which the adviser believes have the potential for significant business growth and capital appreciation, yet whose stocks, at the time of purchase, are trading at undervalued prices in the public trading markets. The adviser believes that its "Growth-with-Value" investment philosophy of purchasing promising, growing companies that may also be undervalued can result in both lower risk and higher return when compared to many other small company investment strategies.

Please read this prospectus before investing, and keep it on file for future reference. It gives important information about this mutual fund, including information on investment policies, risks and fees.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"), NOR HAS THE SEC DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO SUGGEST OTHERWISE.

--------------------------------------------------------------------------------
                         KALMAR POOLED INVESTMENT TRUST
                                 PRIVACY POLICY

Protecting your privacy is important to Kalmar and our employees. As a result, we have always made maintaining your privacy a priority of ours. We are taking this opportunity to provide you with information on our policies regarding the collection, use, retention and security of nonpublic personal information.

                             INFORMATION WE COLLECT

We collect nonpublic personal information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others and through transactions and conversations over the telephone.

                             INFORMATION WE DISCLOSE

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

                             OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

This Privacy Policy is not part of this Prospectus.
--------------------------------------------------------------------------------

TABLE OF
CONTENTS


                                                               PAGE
                                                               ----
Investment and Performance Summary................................4
Financial Highlights .............................................8
Fund Performance..................................................8
Additional Investment and Risk Information........................10
Fund Management...................................................11
Adviser's Performance Record......................................14
Pricing of Fund Shares............................................15
How to Purchase Shares............................................15
How to Redeem Shares..............................................17
Dividends and Distributions.......................................18
Tax Consequences..................................................19

INVESTMENT AND
PERFORMANCE
SUMMARY

                    KALMAR "GROWTH-WITH-VALUE" SMALL CAP FUND

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund normally invests at least 80% of its assets in a broad range of common stocks of small capitalization companies. Small capitalization ("small cap") companies are small sized companies, which have total equity market capitalizations, and/or company revenues of $2.0 billion or less at the time of investment. Using its "Growth-with-Value" investment philosophy, the Fund's adviser, Kalmar Investment Advisers ("Kalmar"), seeks to invest in companies which it believes have the potential for significant future business growth and capital appreciation, yet whose stocks, at the time of purchase, are also trading at prices that are undervalued in the public trading markets.

Kalmar's "Growth-with-Value" investment philosophy integrates what it believes to be the best elements of creative growth company investing, with discriminating value-seeking investment discipline, all with a view toward longer-term ownership of the "good growth businesses" underlying their stocks. In effect, Kalmar seeks to make investments in dynamic companies, capable of strong present and future growth, by offering solutions to real problems or innovative products and services to growing markets of substance. Yet importantly at the same time, Kalmar carefully seeks to buy such companies' stocks at inexpensive or undervalued prices. Kalmar does not speculate on "futuristic" developments that may not prove out, nor does it buy every other growth manager's favorite highly-valued "momentum stocks" that will live or die on each penny of the next quarter's earnings per share. Kalmar instead seeks to own dynamic, forward looking companies, but with a lower risk stock market approach to doing so.

This investment philosophy is primarily a fundamentals-driven approach, with the goal of fewer, better investment decisions, for longer holding periods and larger gains. Kalmar views its "Growth-with-Value" philosophy as a relatively conservative approach to small company investing. Kalmar also believes that this approach can result in both lower risk and higher rewards over the longer term when compared to the small company equity markets generally, or to the typical high-turnover "aggressive growth" or "emerging growth" investment styles of most other small cap investment managers. By investing with a longer-term focus, and thereby limiting trading and portfolio turnover, the Fund seeks to generate higher long-term returns, to limit transaction costs and to increase tax efficiency for its shareholders.

The Fund's research/portfolio management team uses an independent, hands-on, in-house-research driven approach to their investment management decision-making. To identify solid, well managed, rapidly growing small cap companies that are worthy of investment, the Fund's portfolio managers perform traditional fundamental security analysis, screening and research, which is based on a given company's publicly available financial information, its and its industry's revenue and earnings track record and prospects. Complementing this, the team also employs in-depth business analysis to specifically evaluate the company's management and controls, profit model, technology, research and development pipeline, competitive positioning, growth strategy and dynamics. As essential aspects of this, they engage in extensive and on-going management contact, inspect company facilities, and cross check with customers, suppliers, competitors, etc., as well as with industry trade groups, consultants and such other "experts" as they deem appropriate. The portfolio management team, of course, also attempts to utilize the best information provided by Wall Street analysts and strategists to complement its in-house research and investment management decision making.

As a central ingredient in its investment philosophy and investment selection process, the Fund seeks to invest in promising smaller companies which meet its objectives for above average future business value growth, BUT which, at the time of investment have not yet been fully recognized and exploited by other institutional small company investors. Such companies may be followed by relatively few securities analysts, and, therefore, may be available for purchase at undervalued prices. By investing in such companies over the longer-term, the Fund's investors can benefit both from their vigorous potential earnings and business value growth and from the potential revaluation upward of their securities as their business success attracts larger numbers of additional investors and greater "Wall Street" sponsorship over time.

Generally, the Fund will invest in small cap companies with market capitalizations of less than $2 billion at the time of investment. Investors should be aware that due to market factors such as appreciation and capital gains, a small cap company may appreciate to a mid or large cap company. The Fund may continue to hold the stock of such companies provided that it is consistent with the Fund's investment objectives and strategies. As a result, investors should be aware that they may be making an investment in the Fund at a time when the Fund's securities have experienced gains and before sales have taken place, recycling the proceeds back into smaller capitalization companies. This is an ongoing, regular part of the portfolio management process.

PRINCIPAL RISKS:

o The Fund invests in common stocks which are subject to market, economic and business risks that will cause their prices to fluctuate over time. While common stocks have historically been a leading choice of long-term investors, stock prices may decline over short or even more extended periods. Therefore, the value of your investment in the Fund may fluctuate, sometimes rapidly and unpredictably, and you could lose money.

o A preponderant portion of the Fund's investments will be in small cap stocks. Investments in small cap stocks involve greater risks than investments in larger, more established companies, are more volatile, and may suffer significant losses. Further, the market for small cap stocks is generally less liquid than the markets for larger stocks, which can contribute to increased price volatility of such stocks.


o The Fund may be unable to achieve its investment objective due to the investment strategies employed by the adviser.


INVESTOR PROFILE

o The Fund may be appropriate for you if you want to focus on small cap stocks and are willing to ride out stock market fluctuations.


PERFORMANCE SUMMARY:

The bar chart on the following page shows changes in the performance of the Fund's annual total return from calendar year to calendar year, since inception. As with all mutual funds, past performance (before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.

                    KALMAR "GROWTH-WITH-VALUE" SMALL CAP FUND
                    CALENDAR YEAR TOTAL RETURN AS OF 12/31/02

1998              (7.66)%
1999               6.01%
2000              15.70%
2001                0.0%*
2002             (16.53)%

Best Quarter:      Quarter Ended             12/31/01                23.22%
Worst Quarter:     Quarter Ended             9/30/98                (20.59)%

* The NAV for the Fund was unchanged for the calendar year end 2001.


FOR MORE INFORMATION ABOUT PERFORMANCE SINCE THE FUND'S INCEPTION PLEASE SEE "FUND PERFORMANCE."


The table below shows how the Fund's average annual total returns for the past calendar year, the past five calendar years and since inception (April 11, 1997) compare to those of the Russell 2000 Index (a widely recognized unmanaged index of small stocks) and the Lipper Small Cap Growth Index (an average of the total returns of certain funds designated by Lipper in the small cap growth category) for the same periods. This performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year, five years and the life of the Fund compare with those of a broad measure of market performance. This table assumes reinvestments of dividends and distributions. Past performance (before and after taxes) is not necessarily an indicator of future results.


  AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/02                             1 Year           5 Years            Since Inception 4
  ------------------------------------------                           ----------       ----------           -----------------
  Kalmar "Growth-with-Value" Small Cap Fund
  Return Before Taxes ..............................................    (16.53)%          (1.12)%                  5.84%
  Return After Taxes on Distributions 1 ............................    (16.53)%          (1.78)%                  4.94%
  Return After Taxes on Distributions and Sale of
    Shares 1 .......................................................    (10.15)%          (0.78)%                  4.85%
------------------------------------------------------------------------------------------------------------------------------
  Russell 2000 Index 2 (reflects no deductions for
    fees, expenses or taxes) .......................................    (20.48)%          (1.36)%                  3.17%
  Lipper Small Cap Growth Index 3 (reflects no
    deductions for fees, expenses or taxes) ........................    (27.63)%          (1.22)%                  2.95%


1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2  The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

3  The Lipper Small Cap Growth Index is an average of the total returns reported by all mutual funds designated by Lipper, Inc. as falling into the small cap growth category.  The index is calculated using a weighted average composite index formula which is rebased annually.

4  Inception date: April 11, 1997.

                                        6

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) on Purchases......................None
Maximum Deferred Sales Charge.................................None
Maximum Sales Charge on Reinvested Dividends..................None
Redemption Fee................................................None
Exchange Fee..................................................None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fee................................................1.00%
Distribution and Service (12b-1) Fees.........................None
Other Expenses................................................0.23%
                                                              -----

Total Annual Fund Operating Expenses..........................1.23%
                                                              -----

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN SELL ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME OVER THE TIME PERIODS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD
BE:

                       1 YEAR    3 YEARS    5 YEARS     10 YEARS
                       ------    -------    -------     --------
                        $125      $390       $676        $1,489

FINANCIAL
HIGHLIGHTS

This financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                           FOR THE FISCAL YEARS ENDED
                                                                                  DECEMBER 31,
                                                   ---------------------------------------------------------------------------------
                                                         2002              2001            2000           1999              1998
                                                         ----              ----            ----           ----              ----
Net asset value at beginning of period ..........       $12.95            $12.95          $13.41         $12.65            $13.70
                                                    ------------      ------------    ------------   ------------     ------------
INVESTMENT OPERATIONS
Net investment loss .............................       (0.12)            (0.12)          (0.11)         (0.11)            (0.07)
Net realized and unrealized gain (loss) on
  investments ...................................       (2.02)              0.12            2.24           0.87            (0.98)
                                                    ------------      ------------    ------------   ------------     ------------
Total from investment operations ................       (2.14)                --            2.13           0.76            (1.05)
                                                    ------------      ------------    ------------   ------------     ------------

DISTRIBUTIONS
From net realized gain on investments ...........           --                --          (2.59)             --                --
                                                    ------------      ------------    ------------   ------------     ------------
    Total distributions .........................           --                --          (2.59)             --                --
                                                    ------------      ------------    ------------   ------------     ------------
Net asset value at end of period ................       $10.81            $12.95          $12.95         $13.41            $12.65
                                                    ------------      ------------    ------------   ------------     ------------
Total return ....................................     (16.53)%             0.00%          15.70%          6.01%           (7.66)%

RATIOS (TO AVERAGE NET
ASSETS)/SUPPLEMENTAL DATA:
Expenses ........................................        1.23%             1.23%           1.22%          1.25%             1.24%
Net investment income ...........................      (1.03)%           (0.96)%         (0.82)%        (0.78)%           (0.52)%
Portfolio turnover rate .........................       40.50%            47.38%          63.67%         52.49%            27.41%
Net assets at end of period (000 omitted) .......     $170,059          $208,097        $213,943       $195,290          $237,540


FUND
PERFORMANCE
The following table and line graph show the Fund's performance for the period April 11, 1997 (inception of operations) through December 31, 2002 versus the Russell 2000 Index and the Lipper Small Cap Growth Index. The Russell 2000 Index is an unmanaged stock market index without any associated expenses, and the returns assume the reinvestment of all dividends. The Lipper Small Cap Growth Index is calculated using a weighted average composite index formula which is rebased annually. The Fund's past performance is not a prediction of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

COMPARATIVE PERFORMANCE


                                               INCEPTION TO DATE
     CUMULATIVE TOTAL RETURN                 4/11/97 TO 12/31/02
     -----------------------                 -------------------
     Kalmar Small Cap Fund                          38.35%
     Russell 2000 Index                             19.56%
     Lipper Small Cap Growth Index                  11.13%

   AVERAGE ANNUAL RETURN               1 YEAR      5 YEARS     SINCE INCEPTION*
   ---------------------               ------      -------     ----------------
   Kalmar Small Cap Fund               (16.53)%    (1.12)%           5.84%
   Russell 2000 Index                  (20.48)%    (1.36)%           3.17%
   Lipper Small Cap Growth Index       (27.63)%    (1.22)%           2.95%

* The Fund commenced operations on April 11, 1997.

         KALMAR "GROWTH-WITH-VALUE" SMALL CAP FUND GROWTH OF $10,000 VS.
          THE RUSSELL 2000 INDEX AND THE LIPPER SMALL CAP GROWTH INDEX

                           [plot points for line graph]

                                    KALMAR SMALL  RUSSELL 2000  LIPPER SMALL CAP
                                     CAP FUND         INDEX       GROWTH INDEX

April 11, 1997 - Inception Date       $10,000        $10,000        $10,000
June                                  $12,040        $11,530        $11,756
September                             $14,880        $13,246        $13,728
December                              $14,635        $12,802        $12,562

              1998
March                                 $15,746        $14,090        $13,981
June                                  $14,891        $13,433        $13,470
September                             $11,825        $10,727        $10,256
December                              $13,513        $12,476        $12,683

              1999
March                                 $11,750        $11,799        $12,270
June                                  $13,513        $13,634        $14,019
September                             $12,787        $12,772        $14,273
December                              $14,324        $15,128        $20,440

              2000
March                                 $16,247        $16,200        $24,100
June                                  $17,176        $15,587        $22,810
September                             $17,689        $15,760        $22,450
December                              $16,573        $14,671        $18,754

              2001
March                                 $14,500        $13,717        $15,215
June                                  $16,701        $15,677        $17,751
September                             $13,451        $12,417        $13,308
December                              $16,573        $15,036        $16,322

              2002
March                                 $16,766        $15,635        $15,034
June                                  $15,883        $14,329        $13,917
September                             $12,993        $11,262        $11,202
December                              $13,835        $11,956        $11,813

ADDITIONAL INVESTMENT
AND RISK INFORMATION

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment objective is long-term capital appreciation. This investment objective may not be changed without shareholder approval.


Under normal market conditions, the Fund will preponderantly invest in small cap companies whose stock market capitalizations (total equity market value of outstanding shares) range from $50 million to $2.0 billion at the time of investment. At a minimum, 80% of the Fund's assets will be invested in the common stock of small cap companies. Small cap growth companies often pay no dividends and, therefore, current income is not a factor in the selection of stocks. Capital appreciation is likely to be the main component of the Fund's return. Common stocks represent an ownership interest in the issuer and entitle the holder to participate in any income and/or capital gains of the issuer by way of dividends and generally have voting rights.

ADDITIONAL INVESTMENT STRATEGIES


In addition, the Fund may invest in preferred stocks, securities convertible into common stocks, and certain debt securities, consistent with its long-term capital appreciation objective.


The Fund may also purchase investment grade securities with an equity component such as convertible preferred stock, debt securities convertible into or exchangeable for common stock and securities such as warrants or rights that are convertible into common stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common or preferred stock. By investing in convertible securities, the Fund seeks to participate in the capital appreciation of the common stock into which the securities are convertible through the conversion feature. A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created securities of the issuer or a related company at a fixed price either at a certain date or during a set period. Rights represent a preemptive right to purchase additional shares of stock at the time of new issuance, before stock is offered to the general public, so that the stockholder can retain the same percentage after the new stock offering.


The Fund may, consistent with its objective, invest a portion of its total assets in equity securities of larger capitalization companies if Kalmar believes that suitable small company opportunities are not available or if such larger stocks have strong growth potential and meet Kalmar's "Growth-with-Value" criteria and investment discipline.


PORTFOLIO TURNOVER
Because of its longer-term investment philosophy, the Fund does not intend to engage in frequent trading tactics which could result in high turnover, less favorable tax consequences (i.e., a high proportion of short-term capital gains relative to long-term capital gains) or increased trading and brokerage expenses paid by the Fund. The Fund anticipates that its annual portfolio turnover rate should not generally exceed 75%, although it is impossible to predict portfolio turnover rates.

TEMPORARY DEFENSIVE POSITIONS
When adverse economic or market conditions occur, the Fund temporarily may invest up to 100% of its net assets in short-term, cash equivalent investments. The Fund may be unable to achieve its investment objective when taking a temporary defensive position. While reserving the right to make such strategic moves, Kalmar has not taken such an extreme position in its experience and generally believes in remaining fully invested.

RISK FACTORS
Investing in the Fund involves the following risks:

o MARKET RISK. Investments in common stocks in general are subject to market, economic and business risks that will cause their market value to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.

o SMALL COMPANY RISK. While securities of small cap companies may offer greater opportunity for capital appreciation than larger companies, investment in such companies presents greater risks than investment in larger, more established companies. Indeed, historically, small cap stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management, and in many other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources. Besides exhibiting greater volatility, small cap stocks may, to a degree, fluctuate independently of larger company stocks. Small cap stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the price of the Fund's shares will be more volatile than the shares of a fund that invests in larger capitalization stocks. Additionally, while the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets. The Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such a program, nor should investment in the Fund be considered a balanced or complete investment program.

o MANAGEMENT RISK. As with all mutual funds, the Fund is subject to the risk that an investment strategy used by Kalmar may fail to produce the intended result.

o OPPORTUNITY RISK. As with all mutual funds, the Fund is subject to the risk of missing out on an opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

FUND
MANAGEMENT

INVESTMENT ADVISER

Kalmar Investment Advisers, located at 3701 Kennett Pike, Wilmington, Delaware 19807, serves as the investment adviser for the Fund. Kalmar manages the investments of the Fund according to the Fund's stated investment objective, philosophy and policies and subject to its limitations and restrictions. Kalmar makes the Fund's day-to-day investment decisions, selects brokers and dealers to execute portfolio transactions and generally manages the Fund's investments. As of December 31, 2002, Kalmar (and its affiliates) managed approximately $810 million primarily in small capitalization and micro capitalization stocks including separately managed accounts and the Fund. Kalmar's other clients include high net worth individuals and family trusts, corporations, pensions and profit-sharing plans and institutions such as endowments, foundations, hospitals and charitable institutions. Kalmar (and its affiliates) invest assets of their own profit-sharing plan in shares of the Fund, as do members of its investment team and other employees. As compensation for its services for the fiscal year ended December 31, 2002, the Fund paid Kalmar a monthly advisory fee at the annual rate of 1.00% of the Fund's average daily net assets.

PORTFOLIO MANAGEMENT TEAM


Kalmar is owned entirely by ten principals including Kalmar's founder, Ford B. Draper, Jr., who owns a majority interest in the firm. Kalmar utilizes a team approach in managing the Fund's portfolio with Mr. Draper, as chief investment officer, leading and supervising the research/portfolio management team. The list below describes the business experience of the Fund's portfolio managers.


FORD B. DRAPER, JR.
CHAIRMAN, PRESIDENT AND CHIEF INVESTMENT OFFICER

A graduate of Yale University, Mr. Draper also received an M.B.A. in Finance from Columbia University Graduate School of Business, and has over thirty-five years experience in investment research and management. Mr. Draper began his career in 1967 in the investment research and capital management departments of Smith, Barney & Co. In 1970, he joined Baker, Fentress & Company, a publicly owned closed-end mutual fund, where he performed original investment research on a broad spectrum of companies and industries. In 1972, he became Vice President with responsibilities that included trading, investment research, investment strategy, and management of the fund's portfolio. For the following ten years at Baker, Fentress, Mr. Draper developed positive investment performance for this then $250 million fund. Mr. Draper founded Kalmar Investments in 1982, which provides investment management services to separately managed accounts.


LARRY F. CARLIN, C.F.A.
RESEARCH ANALYST
Mr. Carlin graduated from Villanova University and earned an M.B.A. from Georgetown University. While attending Georgetown University, Mr. Carlin worked in its Finance Department as a Research Analyst where he studied the factors contributing to equity mutual fund investment performance. From 1994 to 1998, Mr. Carlin worked as a Research Analyst and Consultant at Investment Counseling Inc., a firm that provides consulting services to money management firms. Mr. Carlin joined Kalmar Investments in 1998 as a Research Analyst. Mr. Carlin has nine years experience in investment research.

GREGORY A. HARTLEY, C.F.A.
PORTFOLIO MANAGER/RESEARCH ANALYST
Mr. Hartley graduated from Indiana University's School of Business, held an accounting position, and later earned an M.B.A. from Indiana University's Graduate School of Business. Mr. Hartley joined Kalmar Investments in 1993 after nine years of prior small cap investment experience. From 1984-1993, he worked for Ashford Capital Management, Inc., a then $100 million investment management and consulting firm. As a senior analyst and member of the investment committee doing original research on small growth companies, from health care to specialty manufacturing and financial services to technology, at Ashford he was responsible for new idea stock selection and management of over $50 million in portfolio holdings. He has nineteen years small cap research and investment experience.

JEANNINE D. LAUGHMAN
RESEARCH ANALYST
Ms. Laughman is a graduate of West Chester University, where she earned her Bachelor of Science and Masters Degrees. She joined Kalmar Investments in 1997 as part of the Client Services Team, and in 1998 became part of the Administration & Compliance Team, where she served as Assistant to Kalmar's President. In 1999, she joined the Investment Team as a Research Associate under Kalmar's apprenticeship program. Currently, she is a Research Analyst, specializing in Health Care, and she is pursuing her CFA designation. Ms. Laughman has four years investment experience in investment research.

RAYMOND F. REED, C.F.A.
PORTFOLIO MANAGER/RESEARCH ANALYST
Mr. Reed is a graduate of the University of Pennsylvania and received an M.B.A. in Finance from New York University. He began his investment career with Martin Simpson & Company in 1981. As Vice President and Principal, he conducted investment research on emerging and established technology companies. After six years, he joined Mabon, Nugent & Company as a Senior Analyst responsible for research coverage of computer industry stocks. In March 1990, Mr. Reed joined Janney Montgomery Scott as a Senior Vice President of Research following regional special situations and technology companies. Mr. Reed was recognized in the Wall Street Journal's All-Star Analysts Survey in 1993 and 1995. Mr. Reed joined Legg Mason Wood Walker in 1995. As a Managing Director of Research, he was responsible for creation, operation and supervision of the Business and Information Services Group within the firm's capital markets strategy. Mr. Reed joined Kalmar Investments in 1999 as a Portfolio Manager/Research Analyst. He has twenty-two years small cap research and investment experience.

STEFFEN J. TORRES
RESEARCH ANALYST
After receiving a BS degree in Economics and International Relations with a minor in Business Administration from the University of Delaware, Mr. Torres began his career with Vanguard. After four years he joined T. Rowe Price Associates as a member of the Equity Investment Team. In 1996 he joined Wilmington Trust Company as a Portfolio Manager in the Asset Management Department. As a Portfolio Manager, he was responsible for $130 million for individuals, profit sharing plans and endowments. Mr. Torres joined Kalmar Investments in 1998 as a Research Analyst. Mr. Torres has ten years experience in investment research.

GREGORY S. TRAVERS, C.F.A.
PORTFOLIO MANAGER/RESEARCH ANALYST
After receiving a BS degree in Finance from Penn State University, Mr. Travers began his career with PNC Bank as an Investment Accountant. After two years he joined the Provident Mutual Management Company as a Quantitative Equity Analyst. As a Quantitative Equity Analyst, he worked closely with portfolio managers in the development of equity selection models, to provide insight on market behavior, and to screen for new ideas. In 1993, Mr. Travers became a Portfolio Manager/Research Analyst for Martindale Andres & Company, a $2.5 billion equity manager, focusing on small cap portfolios. Mr. Travers joined Kalmar Investments in 1998 as a Portfolio Manager/Research Analyst. Mr. Travers has fourteen years small cap research and investment experience.

DANA F. WALKER, C.F.A.
PORTFOLIO MANAGER/RESEARCH ANALYST
After graduating from the University of Virginia's McIntire School of Commerce, Mr. Walker worked from 1982-1986 for Delfi Management, Inc., investment adviser to the Sigma Funds, a then $350 million mutual fund group. As a senior analyst doing original research in consumer-related industries, health care, retailing, and distribution, he was responsible for investment selections from these areas for the Sigma Funds and for portfolios of DP Asset Management, an affiliated $100 million investment advisory firm. Mr. Walker joined Kalmar Investments in 1986. He has twenty-one years small cap research and investment experience.


STEVEN E. WILKINSON
RESEARCH ANALYST
After receiving a BA degree in Biology from Gettysburg College, Mr. Wilkinson began his career at Beneficial National Bank. In 1996, he joined Friess Associates, manager of the Brandywine Funds, as a member of the equity research team. As a researcher at Friess Associates, Mr. Wilkinson performed bottom-up, fundamental equity research and was responsible for over $200 million in assets. In 2000, Mr. Wilkinson joined Juniper Financial, a highly visible venture funded consumer finance company. At Juniper, Mr. Wilkinson was a manager of Strategic Planning where he was responsible for raising private equity, competitive research, financial modeling and conducting financial and business due diligence on potential vendors and partners. While at Juniper, the company successfully raised over $250 million in private equity and acquired over $300 million in credit card receivables. Mr. Wilkinson joined Kalmar Investments in 2002 as a Research Analyst. Mr. Wilkinson has seven years investment experience in investment research.

FORD B. DRAPER, III
MANAGING DIRECTOR, TRADING AND CLIENT SERVICES
After earning a BA in International Relations from Lynchburg College, Mr. Draper joined Kalmar Investments in 1991. There he built the firm's professional trading operations team and specialized information systems focusing on small cap equities, which he continues to manage along with other management responsibilities including direction of the firm's Client Services Group. He has eleven years small cap trading and investment experience.

ADVISER'S
PERFORMANCE
RECORD

Shown below is performance information for a composite of separate accounts managed by the Fund's portfolio management team. The performance data for the separate accounts is net of all fees and expenses. Use of the additional expenses of the Fund would have very modestly lowered the following separate account performance results. These accounts are managed with the same investment objective and "Growth-with-Value" investment philosophy, and are subject to substantially identical investment policies and techniques as those used by the Fund. This performance record reflects the activities of the Fund's portfolio managers for accounts which they manage at Kalmar Investments Inc. ("Kalmar Investments"), a registered advisory firm that is the sister company of the adviser. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return that an individual investor might achieve by investing in the Fund.

Among other reasons, the Fund's results may be different because of differences in fees and expenses, and because private accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended (the "Investment Company Act") and the Internal Revenue Code of 1986, (the "Code"), as amended, which, if applicable, may have adversely affected the performance of such accounts. For performance data relating to the Fund, see "Performance Summary". Past performance results of similarly managed accounts are not indicative of the Fund's future performance.



              YEAR               KALMAR         RUSSELL 2000          S&P 500
             ENDING            NET RETURN**     TOTAL RETURN        TOTAL RETURN
             ------            ------------     ------------        ------------
            12/31/02            (15.98)%          (20.48)%            (22.15)%
            12/31/01              1.00%             2.49%             (11.91)%
            12/31/00             18.16%            (3.02)%             (9.15)%
            12/31/99              6.62%            21.26%              21.03%
            12/31/98             (6.42)%           (2.55)%             28.57%
            12/31/97             36.08%            22.36%              33.34%
            12/31/96              6.72%            16.49%              22.99%
            12/31/95             25.05%            28.45%              37.54%
            12/31/94              3.01%            (1.82)%              1.30%
            12/31/93             21.31%            18.88%              10.06%
            12/31/92              8.87%            18.41%               7.62%
            12/31/91             65.52%            46.04%              30.45%
            12/31/90             (7.58)%          (19.48)%             (3.14)%
            12/31/89             38.42%            16.26%              31.65%
            12/31/88             23.58%            25.02%              16.57%
            12/31/87             (1.90)%           (8.80)%              5.22%
            12/31/86             28.14%             5.68%              18.70%
            12/31/85             33.98%            31.05%              31.76%
            12/31/84             (5.65)%           (7.30)%              6.26%
            12/31/83             37.76%            29.13%              22.56%
            12/31/82*            55.33%            39.80%              31.96%

        CUMULATIVE RETURN       KALMAR*         RUSSELL 2000           S&P 500
        -----------------       -------         ------------           -------
           20.5 Years*
            1982-2002          2,102.12%           753.79%            1,338.80%


          AVERAGE ANNUAL
              RETURN
              ------
           20.5 Years*
            1982-2002             16.28%            11.03%               13.89%

* FOR THE PERIOD 6/30/82 THROUGH 12/31/82.

** THE RESULTS SHOWN ABOVE (1) REPRESENT A COMPOSITE OF DISCRETIONARY, FEE PAYING, SEPARATE ACCOUNTS UNDER MANAGEMENT FOR AT LEAST SIX MONTHS, (2) REFLECT THE REINVESTMENT OF ANY DIVIDENDS OR CAPITAL GAINS, AND (3) ARE SHOWN AFTER DEDUCTION OF ADVISORY, BROKERAGE OR OTHER EXPENSES (EXCLUDING FEES SUCH AS CUSTODY FEES WHICH ARE PAID SEPARATELY BY THE INVESTOR). CERTAIN INDIVIDUAL ACCOUNTS THAT ARE SUBJECT TO INVESTMENT RESTRICTIONS, TAX, INCOME OR OTHER SPECIAL CONSIDERATIONS THAT CONSTRAIN THE INVESTMENT PROCESS ARE EXCLUDED FROM THE COMPOSITE FIGURES SHOWN ABOVE. OTHERWISE, ALL SIMILARLY MANAGED ACCOUNTS HAVE BEEN INCLUDED IN COMPOSITE PERFORMANCE DATA.

SHAREHOLDER INFORMATION

PRICING OF
FUND SHARES


The Fund's share price is based upon the net asset value of the Fund. The Fund's administrator and accounting agent, PFPC Inc. ("PFPC"), determines the net asset value per share as of the close of the regular trading session of the New York Stock Exchange (the "NYSE") which is normally 4:00 p.m., Eastern time each day that the NYSE is open. The net asset value per share is determined by dividing the value of the Fund's securities, plus any cash and other assets, less all liabilities, by the number of shares outstanding.

Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Trust as the primary market. Securities traded in the over-the-counter market normally are valued at the last available sale price prior to valuation. Securities traded on The Nasdaq Stock Market ("Nasdaq") are valued at Nasdaq's Official Closing Price. Where market quotations are readily available, portfolio securities are valued based upon market quotations, provided those quotations adequately reflect, in the judgment of the Trust, the fair value of the security. Where those market quotations are not readily available, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All other securities and other assets are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.


The Fund will value money market securities and debt obligations with less than sixty days remaining to maturity when acquired by the Fund on an amortized cost basis, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount from cost versus par value at maturity. If the Fund acquires a money market security with more than sixty days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Trustees determine during such 60-day period that this amortized cost value does not represent fair market value.

HOW TO
PURCHASE
SHARES

Shares of the Fund are offered without the imposition of any sales charges or distribution fees. However, certain broker-dealers or service agents may charge you transaction or other account fees for effecting transactions in Fund shares. The Fund's shares are offered at the net asset value per share next determined after the receipt by PFPC of a purchase request in good order and payment in proper form. Information on investing in the Fund is presented below, and any requests for applications, additional information or questions may be directed to PFPC at (800) 282-2319. The Fund and its agents reserve the right at any time to reject or cancel any part or all of any purchase order.

MINIMUM INVESTMENT. The minimum initial investment in the Fund is $10,000, and subsequent investments must total at least $1,000. The minimum initial investment requirement for qualified retirement accounts is $1,000 and there is no minimum for subsequent investments.

PURCHASE PRICE. Purchase orders for shares of the Fund, which are received in proper form by PFPC prior to the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time) on any day that the Fund is open, are priced according to the net asset value determined on that day. Purchase orders received in proper form by PFPC after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined.

IN-KIND PURCHASES. At the discretion of the Fund, you may be permitted to purchase Fund shares by transferring securities to the Fund that: (1) meet the Fund's investment objective and policies; (2) are acquired by the Fund for investment and not for resale purposes; and (3) are liquid securities which are not restricted as to transfer by agreement, law or liquidity of market. At the discretion of the Fund, the value of any such security (except U.S. Government Securities) being exchanged, together with other securities of the same issuer owned by the Fund, may not exceed 5% of the net assets of the Fund immediately after the transactions.

Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value. All dividends, interests, subscription, or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by you upon receipt from the issuer.

Purchases of shares may be made in one of the following ways:

o PURCHASES BY MAIL. You may purchase shares by sending a check drawn on a U.S. bank payable to the Kalmar "Growth-with-Value" Small Cap Fund, along with a completed shareholder application, to Kalmar "Growth-with-Value" Small Cap Fund, c/o PFPC Inc., P.O. Box 9831, Providence, RI 02940. A shareholder application sent by overnight mail should be sent to Kalmar "Growth-with-Value" Small Cap Fund, c/o PFPC Inc., 400 Bellevue Parkway, Suite 108,Wilmington, DE 19809. If a subsequent investment is being made, you should use the purchase stub and return envelope from the most recent account statement and the check should also indicate your Fund account number.

o PURCHASES BY WIRE. To purchase shares by wiring federal funds, you must first notify PFPC by calling (800) 282-2319 to request an account number and furnish the Fund with a tax identification number. Following notification to PFPC, federal funds and registration instructions should be wired through the Federal Reserve System to:
PFPC INC.
C/O PNC BANK, N.A.
PHILADELPHIA, PA
DDA #86-0179-1174
ABA #031-0000-53
ATTENTION: KALMAR "GROWTH-WITH-VALUE" SMALL CAP FUND, FURTHER CREDIT [SHAREHOLDER NAME AND ACCOUNT NUMBER]

For initial purchases by wire, a completed application with signature(s) of investor(s) must promptly be filed with PFPC at one of the addresses stated above under "Purchases By Mail." You should be aware that some banks might charge you a wire service fee.

o AUTOMATIC INVESTMENT PLAN. You may purchase Fund shares through an Automatic Investment Plan operated by the Fund. The Plan provides a convenient method by which you may have monies deducted directly from your checking, savings or bank money market accounts for investment in the Fund. Under the Plan, PFPC, at regular intervals, will automatically debit your bank checking account in an amount of $100 or more (subsequent to the $10,000 minimum initial investment), as specified by you. You may elect to invest the specified amount monthly, bimonthly, quarterly, semi-annually or annually. The purchase of Fund shares will be effected at the net asset value at the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time) on or about the 20th day of the month. For further details about this service, refer to the Application accompanying this Prospectus or call PFPC at (800) 282-2319.

RETIREMENT PLANS. Shares of the Fund are available for use in all types of tax-deferred retirement plans such as IRAs, employer-sponsored defined contribution plans (including 401(k) plans) and tax-sheltered custodial accounts described in Section 403(b)(7) of the Internal Revenue Code. Qualified investors benefit from the tax-free compounding of income dividends and capital gains distributions. For more information, see "Retirement Plans" in the Fund's Statement of Additional Information. Application forms and brochures describing investments in the Fund for retirement plans can be obtained from PFPC by calling (800) 282-2319.

HOW TO
REDEEM
SHARES


You may redeem all or a portion of your shares without charge on any day that the Fund calculates its net asset value. See "Pricing of Fund Shares." Except as noted below, redemption requests received in good order by PFPC prior to the close of regular trading on the NYSE on any business day that the Fund calculates its per share net asset value, are effective at the net asset value per share determined that day. Redemption requests received in good order by PFPC after the close of the NYSE are effective as of the time the net asset value per share is next determined. Redemption proceeds are normally sent on the next business day following receipt by PFPC of redemption requests in good order, but under most circumstances not later than seven days following such receipt, or as governed by law. Under certain circumstances the Fund does reserve the right to make redemptions in portfolio securities rather than cash (see "In-Kind Redemption"). Redemption requests should be accompanied by the Fund's name and the shareholder's account number. Corporations, other organizations, trusts, fiduciaries and other institutional investors may be required to furnish certain additional documentation to authorize redemption.


Delivery of the proceeds of a redemption of shares that were recently purchased and paid for by check may be delayed until the Fund determines that the Fund's custodian has completed collection of the purchase check which may take up to 10 days. Also, redemption requests for accounts for which purchases were made by wire may be delayed until the Fund receives a completed application for the account. The Board of Trustees may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted, (b) the NYSE is closed, (c) when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or (d) if the SEC orders the Fund to suspend redemptions.

Shares may be redeemed in one of the following ways:

o REDEMPTION BY MAIL. Your written redemption request must (i) identify your account number, (ii) state the number of shares or dollar amount to be redeemed, and (iii) be signed by each registered owner exactly as the shares are registered. A redemption request for an amount in excess of $25,000, or for any amount if payment is to other than the shareholder of record, or if the proceeds are to be sent elsewhere than the address of record, must be accompanied by a signature guarantee by a guarantor institution that is acceptable to the Fund's transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a signature guarantee program recognized by the Securities Transfer Association. The three recognized signature guarantee programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. A signature and a signature guarantee are required for each person in whose name the account is registered. PFPC may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. You should submit written redemption instructions to Kalmar "Growth-with-Value" Small Cap Fund, c/o PFPC Inc., P.O. Box 9831, Providence, RI 02940. A redemption order sent by overnight mail should be sent to Kalmar "Growth-with-Value" Small Cap Fund, c/o PFPC Inc., 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809. A redemption request will not be deemed to be properly received until PFPC receives all required documents in proper form. Questions regarding the proper form for redemption requests should be directed to PFPC at (800) 282-2319.

o REDEMPTION BY TELEPHONE. You may redeem shares by telephone by completing the telephone redemption section of the shareholder application which describes the telephone redemption procedures in more detail and requires certain information that will be used to identify the shareholder when a telephone redemption request is made. You may redeem by telephone amounts up to $50,000 by instructing PFPC at (800) 282-2319. In order to arrange for redemption by wire or telephone after an account has been opened, or to change the bank or account designated to receive redemption proceeds, you should send a written request to PFPC at the address listed above. A signature guarantee is required of all shareholders in order to change telephone redemption privileges. Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including requesting a shareholder to correctly state his or her

Fund account number, the name in which his or her account is registered, the number of shares to be redeemed and certain other information necessary to identify the shareholder.

During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement. In the event that you are unable to reach PFPC by telephone, you may make a redemption request by mail. The Fund or PFPC reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time by the Fund.

o REDEMPTIONS BY WIRE. The Fund will wire redemption proceeds to a predesignated bank account at any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge you a fee for this service. Amounts redeemed by wire are normally wired on the next business day after receipt of redemption instructions in proper form (if received before the close of regular trading on the NYSE), but in no event later than five days following such receipt.

IN-KIND REDEMPTION. The Fund will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of Kalmar or the Board of Trustees, result in the necessity of the Fund selling assets under adverse conditions and to the detriment of the Fund's remaining shareholders. Payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. Any portfolio securities paid or distributed in-kind would be valued as described under "Pricing of Fund Shares." In the event that the Fund makes an in-kind distribution, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. In-kind payments need not constitute a cross-section of the Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment, and if the Fund completes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes on the securities used to complete the redemption but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem your account if it is inactive and worth less than the minimum initial investment when the account was established, currently $10,000. The Fund will advise you of its intention to redeem your account in writing at least sixty (60) days prior to effecting such redemption, during which time you may purchase additional shares in any amount necessary to bring the account back to the appropriate minimum amount. The Fund will not redeem your account if it is worth less than the appropriate minimum amount solely because of a market decline.

SYSTEMATIC WITHDRAWAL PLAN. If you own shares with a value of $10,000 or more, you may participate in the Systematic Withdrawal Plan. Under this Plan, you may automatically redeem a portion of your Fund shares monthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares will be effected at net asset value at the close of the NYSE on or about the 25th day of the month at the frequency selected by you. If you expect to purchase additional Fund shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporary purchases and redemptions may result in adverse tax consequences. For further details about this service, see the application or call PFPC at (800) 282-2319.

DIVIDENDS AND
DISTRIBUTIONS

The Fund intends to declare and pay annual dividends to its shareholders of substantially all of its net investment income, if any, earned during the year from its investments. The Fund will distribute net realized capital gains, if any, once each year. Reinvestment of dividends and distributions in additional shares of the Fund will be made at the net asset value determined on the ex date of the dividend or distribution unless you have elected in writing to receive dividends or distributions in cash. You may change an election by notifying PFPC in writing thirty (30) days prior to the record date. You may call PFPC for more information. Expenses of the Fund, including the advisory fee, are accrued each day. All shares of the Fund will share proportionately in the Fund's investment income and expenses.

TAX
CONSEQUENCES

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this prospectus is provided as general information only and should not be considered as tax advice or relied on by an investor. You should consult your own tax professional concerning the various tax consequences of an investment in the Fund. Additional information on tax matters relating to the Fund and its shareholders is included in the Statement of Additional Information.

The Fund intends to qualify annually to be treated as a regulated investment company under the Internal Revenue Code. As such, the Fund will not be subject to federal income or excise taxes on the earnings it distributes to shareholders provided the Fund satisfies certain requirements and restrictions in the Internal Revenue Code.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

--The Fund makes distributions; and

--You sell Fund shares.

When you open your Fund account, you should provide your social security or taxpayer identification number on your account registration form. By providing this information, you will avoid being subject to a federal backup withholding tax on taxable distributions and redemption proceeds.

TAXES ON DISTRIBUTIONS. The Fund anticipates that its distributions to shareholders will consist principally of capital gains rather than dividend or interest income. Distributions from the Fund to you are normally subject to federal, state, and local income tax when they are paid as ordinary income, whether you take them in cash or reinvest them in Fund shares. Any long-term capital gains distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, if you purchase shares in the Fund shortly before the record date for a capital gains distribution or a dividend, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

Corporations may be entitled to take a dividends received deduction for a portion of certain dividends they receive from the Fund subject to limitations and restrictions provided in the Internal Revenue Code. Dividends that are declared in October, November or December, but not paid until the following January, will be treated for tax purposes as having been paid in December of the year of declaration.

Every January you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides full information on your dividends for tax purposes.

TAXES ON SALES. A sale or redemption of your Fund shares normally is subject to federal, state, and local income tax, and may result in a taxable gain or loss to you. Any loss incurred on a sale of the Fund's shares held for twelve months or more will be treated as a long-term capital loss to the extent of any capital gain dividends with respect to such shares.

                    Kalmar "Growth-with-Value" Small Cap Fund

Kalmar "Growth-with-Value" Small Cap Fund
Shareholder Application

KALMAR            Send Completed Application to:
POOLED            KALMAR "GROWTH-WITH-VALUE" SMALL CAP FUND
INVESTMENT        C/O PFPC INC.
TRUST             P.O. BOX 9831
                  PROVIDENCE, RI  02940

To access our online application:
         WWW.KALMARINVESTMENTS.COM

================================================================================
1. ACCOUNT REGISTRATION -- PLEASE PRINT
[ ] INDIVIDUAL OR JOINT ACCOUNT

--------------------------------------------------------------------------------
First name        Middle initial    Last name             Social Security Number

--------------------------------------------------------------------------------
Joint owner(s) (Joint ownership means "joint tenants with rights of survivorship" unless otherwise specified.)

--------------------------------------------------------------------------------
[ ]    GIFT/TRANSFER TO A MINOR
                                     As Custodian For
-----------------------------                         --------------------------
Name of Custodian -- ONE ONLY                                Minor's Name

       Under the                            Uniform Gift/Transfer to Minors Act.
                  ------------------------
                  State

----------------------------
Minor's Social Security Number
--------------------------------------------------------------------------------
[ ] TRUST  [ ] CORPORATION  [ ] PARTNERSHIP  [ ] OTHER ENTITY        (Check One)
                                                              ------

--------------------------------------------------------------------------------
Name of Entity (Corporate Resolution/             Taxpayer Identification Number
       Partnership Agreement Required)

--------------------------------------------------------------------------------
Name of each trustee (if any)          Date of trust document (must be completed
                                       for trust registration)

================================================================================
2.   ADDRESS
ACCOUNT HOLDER

--------------------------------------------------------------------------------
Street Address (P.O. Box acceptable          Daytime Phone (including Area Code)
if street address is given)

--------------------------------------------------------------------------------
City              State             Zip code Evening Phone (including Area Code)

I am a citizen of:         [ ] U.S.    [ ]
                                           -------------------------------------

INTERESTED PARTY, DUPLICATE ACCOUNT STATEMENT

--------------------------------------------------------------------------------
Number and Street                              Telephone No. (Include Area Code)

--------------------------------------------------------------------------------
Apartment, Floor or Room Number

--------------------------------------------------------------------------------
City              State             Zip code

================================================================================
3. INITIAL INVESTMENT -- MINIMUM $10,000
Enclosed is a check payable to the Kalmar "Growth-with-Value" Small Cap Fund for $
     ------------------

[ ] By Federal Funds wire (please call (800) 282-2319 for instructions):

--------------------------------------------------------------------------------
Name of Bank               Wire Amount ($)                    Wire Date


================================================================================
4. DISTRIBUTIONS
All dividends and capital gains distributions will be automatically reinvested in additional shares at net asset value unless otherwise indicated by checking the box(es) below:

[ ] Dividends in cash    [ ] Capital Gains in cash     [ ] Dividends and Capital
                                                       Gains in cash

If dividends and capital gains distributions are distributed in cash, you have the option to receive such amounts either by direct deposit into your bank account or by check. Please check one box below.

[ ] Direct Deposit                          [ ] Check

PLEASE ATTACH A VOIDED CHECK IF YOU CHOOSE DIRECT DEPOSIT.

================================================================================
5. SIGNATURE AND TAX CERTIFICATIONS
I have received and read the Prospectus for the Kalmar "Growth-with-Value" Small Cap Fund and agree to its terms; I am of legal age. I understand that investment in these shares involves investment risks, including possible loss of principal. If a corporate customer, I certify that appropriate corporate resolutions authorizing investment in the Kalmar "Growth-with-Value" Small Cap Fund have been duly adopted.

1. I certify under penalties of perjury that the Social Security number or taxpayer identification number is correct (or I am waiting for a taxpayer identification number to be issued to me); and
2. I certify under penalties of perjury that I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I certify under penalties of perjury that I am a U.S. person (including a U.S. resident alien).

The certifications above are required from all nonexempt persons to prevent backup withholding of 30% of all taxable distributions and gross redemption proceeds under the federal income tax law. Item 2 must be crossed out if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications to avoid backup withholding.

--------------------------------------------------------------------------------
Signature                                       Date

--------------------------------------------------------------------------------
Signature                                       Date

Check one:   [ ] Owner     [ ] Trustee               [ ] Custodian     [ ] Other

6. OPTIONAL SHAREHOLDER PRIVILEGES

A. TELEPHONE REDEMPTION AUTHORIZATION

I/We hereby authorize the use of cash transfers to effect redemptions of shares from my/our account according to telephone instructions from any one of the authorized signers listed in Section 6B and to send the proceeds to (CHECK ONE OR MORE OF THE FOLLOWING):

[ ] My address of record as indicated in Section 2 (must be $50,000 or less and address must be established for a minimum of 60 days)
[ ] My bank as designated below
[ ] Wire proceeds to my bank via the Federal Funds Wire System (minimum $1,000)
    as designated below
[ ] All of the above

--------------------------------------------------------------------------------
Bank Name                                   Bank Routing Transit #

--------------------------------------------------------------------------------
Bank Account # (Checking/Savings)           Account Holder

--------------------------------------------------------------------------------
Bank Address: Street                City             State             Zip

PLEASE ATTACH A VOIDED CHECK OF THE BANK ACCOUNT DESIGNATED ABOVE.
------------------------------------------------------------------

Telephone redemption by wire can be used only with financial institutions that are participants in the Federal Reserve Bank Wire System. If the financial institution you designate is not a Federal Reserve participant, telephone redemption proceeds will be mailed to the named financial institution. In either case, it may take a day or two, upon receipt for your financial institution to credit your bank account with the proceeds, depending on its internal crediting procedures.
--------------------------------------------------------------------------------
B. AUTOMATIC INVESTMENT PLAN -- (SUBJECT TO THE $10,000 MINIMUM INITIAL
   PURCHASE)

I hereby request that PFPC, the Fund's Transfer Agent, draw an automatic clearing house ("ACH") debit electronically on the bank checking account designated on a monthly basis and invest the amount collected in Kalmar "Growth-with-Value" Small Cap Fund shares. The shares are purchased on the same day that the Transfer Agent draws the debit, and a confirmation is sent to you.

Mark one of your personal checks "VOID" and attach the voided check to this application. As soon as your bank accepts your authorization, debits will be generated and purchases of Kalmar "Growth-with-Value" Small Cap Fund shares will begin. Please note that your bank must be able to accept ACH transactions and/or may be a member of an ACH Association. The Fund cannot guarantee acceptance by your bank. Please allow one (1) month for processing of this automatic option before the first debit occurs.

Please begin Automatic Investing for me on                 , 20   and invest
                                           ----------------    --
$                  (minimum of $100) in shares of the Kalmar "Growth-with-Value"
 -----------------
Small Cap Fund on the 20th of each month.

--------------------------------------------------------------------------------
Name of Bank:

--------------------------------------------------------------------------------
Bank Address:                        Bank Telephone #:

--------------------------------------------------------------------------------
Signature of Depositor/Date          Signature of Joint Depositor (if any)/Date:

I understand that my ACH debit will be dated on or about the 20th of the month specified. I agree that if such debit is not honored upon presentation, PFPC may discontinue this service without prior notice, and any purchase of Fund shares may be reversed. PFPC is under no obligation to notify the undersigned as to the nonpayment of any debit. I further understand that the net asset value of Kalmar "Growth-with-Value" Small Cap Fund shares at the time of reversal may be less than the net asset value on the day of the original purchase. PFPC is authorized to redeem sufficient additional full and fractional shares from my account to make up the deficiency. Automatic Investing may be discontinued by PFPC by written notice to the shareholder at least thirty (30) days prior to any payment date or by the investor by written notice to PFPC provided that the notice is received not later than ten (10) business days prior to the specified investment date.
- ------------------------------------------------------------------------------
C. SYSTEMATIC  WITHDRAWAL  PLAN -- (ACCOUNT  BALANCES MUST BE GREATER THAN
   $10,000)

Frequency of withdrawals (check one):
[ ] monthly    [ ] bi-monthly   [ ] quarterly     [ ] semi-annually [ ] annually

I/We authorize PFPC to make periodic redemptions of Kalmar "Growth-with-Value" Small Cap Fund shares as necessary to provide the payments indicated below.

Method of Payment: (check one):
[ ] Check                 [ ] Automatic Clearing House ("ACH") electronic credit
(SEE INSTRUCTIONS BELOW)

If you have chosen ACH credit option to your bank account, please mark one of your personal checks "VOID" and attach the voided check to this application. Please note that your bank must be able to accept ACH transactions and/or may be a member of an ACH Association. The Fund cannot guarantee acceptance by your bank.

The first withdrawal is to be made about the 25th day of               , 20
                                                         --------------    ---
Amount of each withdrawal (minimum $100):  $
                                            ------------

--------------------------------------------------------------------------------
Name of Bank                                Bank Address:

--------------------------------------------------------------------------------
Signature of Depositor/Date           Signature of Joint Depositor (if any)/Date

THIS APPLICATION MUST BE RECEIVED BY THE 10TH OF THE MONTH INDICATED TO BECOME
------------------------------------------------------------------------------
EFFECTIVE FOR THAT MONTH.
-------------------------

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ABOUT THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings and operating results for the Fund's most recently completed fiscal year or half-year. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a more detailed description of the Fund's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference (legally the SAI is part of the prospectus).

Copies of these documents and answers to questions about the Fund may be obtained without charge by contacting:

Kalmar "Growth-with-Value" Small Cap Fund
c/o PFPC Inc.
P.O. Box 9831
Providence, Rhode Island 02940
(800) 282-2319
8:30 a.m. to 5:00 p.m. Eastern time

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission ("SEC") in Washington, DC. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the SEC's EDGAR Database and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.


              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
                    CHANGES TO EXISTING ACCOUNTS, PURCHASING
                OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES,
                          PLEASE CALL 1-(800)-282-2319.


                 The investment company registration number for
                  Kalmar Pooled Investment Trust is 811-07853.

                               INVESTMENT ADVISER
                           KALMAR INVESTMENT ADVISERS
                                BARLEY MILL HOUSE
                                3701 KENNETT PIKE
                              WILMINGTON, DE 19807
                       (WEBSITE) WWW.KALMARINVESTMENTS.COM

                                   DISTRIBUTOR
                             PFPC DISTRIBUTORS, INC.
                                 760 MOORE ROAD
                            KING OF PRUSSIA, PA 19406

                              SHAREHOLDER SERVICES
                                    PFPC INC.
                                  P.O. BOX 9831
                              PROVIDENCE, RI 02940

                                    CUSTODIAN
                               PFPC TRUST COMPANY
                               THE EASTWICK CENTER
                             8800 TINICUM BOULEVARD
                             PHILADELPHIA, PA 19153

                                  LEGAL COUNSEL
                               PEPPER HAMILTON LLP
                              3000 TWO LOGAN SQUARE
                               18TH & ARCH STREETS
                           PHILADELPHIA, PA 19103-2799

                             INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                         TWO COMMERCE SQUARE, SUITE 1700
                               2001 MARKET STREET
                             PHILADELPHIA, PA 19103

                         KALMAR POOLED INVESTMENT TRUST
                                BARLEY MILL HOUSE
                                3701 KENNETT PIKE
                              WILMINGTON, DE 19807
                              (PHONE) 302-658-7575
                               (FAX) 302-658-7513
                            www.kalmarinvestments.com




KL01-4/28/03

                    KALMAR "GROWTH-WITH-VALUE" MICRO CAP FUND


                         PROSPECTUS DATED APRIL 28, 2003


Kalmar "Growth-with-Value" Micro Cap Fund seeks long-term capital appreciation by investing in micro cap stocks. The Fund's shares are not currently offered to investors. Using the adviser's purposefully integrated "Growth-with-Value" investment philosophy, the Fund invests in companies which the adviser believes have the potential for significant business growth and capital appreciation, yet whose stocks, at the time of purchase, are trading at undervalued prices in the public trading markets. The adviser believes that its "Growth-with-Value" investment philosophy of purchasing promising, growing companies that may also be undervalued can result in both lower risk and higher return when compared to many other micro cap investment strategies.

Please read this prospectus before investing, and keep it on file for future reference. It gives important information about this mutual fund, including information on investment policies, risks and fees.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"), NOR HAS THE SEC DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO SUGGEST OTHERWISE.

--------------------------------------------------------------------------------
                         KALMAR POOLED INVESTMENT TRUST
                                 PRIVACY POLICY

Protecting your privacy is important to Kalmar and our employees. As a result, we have always made maintaining your privacy a priority of ours. We are taking this opportunity to provide you with information on our policies regarding the collection, use, retention and security of nonpublic personal information.

                             INFORMATION WE COLLECT

We collect nonpublic personal information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others and through transactions and conversations over the telephone.

                             INFORMATION WE DISCLOSE

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

                             OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

This Privacy Policy is not a part of this Prospectus.
--------------------------------------------------------------------------------

TABLE OF CONTENTS                                                           PAGE
                                                                            ----
Investment and Performance Summary.............................................4
Financial Highlights...........................................................6
Additional Investment and Risk Information.....................................6
Fund Management................................................................7
Pricing of Fund Shares........................................................11
How to Purchase Shares........................................................11
How to Redeem Shares..........................................................13
Dividends and Distributions...................................................14
Tax Consequences..............................................................15

                    KALMAR "GROWTH-WITH-VALUE" MICRO CAP FUND

INVESTMENT AND PERFORMANCE SUMMARY

INVESTMENT OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY:

The Fund normally invests in a broad range of common stocks of very small, development stage or emerging growth companies (so-called "micro cap" stocks) with capitalizations under $350 million at the time of investment. Using its "Growth-with-Value" investment philosophy, the Fund's adviser, Kalmar Investment Advisers ("Kalmar"), seeks to invest in companies which it believes have the potential for significant future business growth and capital appreciation, yet whose stocks, at the time of purchase, are also trading at prices that are undervalued in the public trading markets.

Kalmar's "Growth-with-Value" investment philosophy INTEGRATES what it believes to be the best elements of creative growth company investing, with discriminating value-seeking investment discipline, all with a view toward longer-term ownership of the "good growth businesses" underlying their stocks. In effect, Kalmar seeks to make investments in dynamic companies, capable of strong present and future growth, by offering solutions to real problems or innovative products and services to growing markets of substance. Yet importantly at the same time, Kalmar carefully seeks to buy such companies' stocks at inexpensive or undervalued prices. Kalmar does not speculate on "futuristic" developments that may not prove out, nor does it buy every other growth manager's favorite highly-valued "momentum stocks" that will live or die on each penny of the next quarter's earnings per share. Kalmar instead seeks to own dynamic, forward looking companies, but with a lower risk stock market approach to doing so.

This investment philosophy is primarily a fundamentals-driven approach, with the goal of fewer, better investment decisions, for longer holding periods and larger gains. Kalmar views its "Growth-with-Value" philosophy as a relatively conservative approach to micro cap investing. Kalmar also believes that this approach can result in both lower risk and higher rewards over the longer term when compared to the micro cap equity markets generally, or to the typical high-turnover "aggressive growth" or "emerging growth" investment styles of most other micro cap investment managers. By investing with a longer-term focus, and thereby limiting trading and portfolio turnover, the Fund seeks to generate higher long-term returns, to limit transaction costs and to increase tax efficiency for its shareholders.

The Fund's research/portfolio management team uses an independent, hands-on, in-house-research-driven approach to their investment management decision-making. To identify solid, well managed, rapidly growing micro cap companies that are worthy of investment, the Fund's portfolio managers perform traditional fundamental security analysis, screening and research, which is based on a given company's publicly available financial information, its and its industry's revenue and earnings track record and prospects. Complementing this, however, the team also employs in-depth business analysis to specifically evaluate the company's management and controls, profit model, technology, research and development pipeline, competitive positioning, growth strategy and dynamics. As essential aspects of this, they engage in extensive and on-going management contact, inspect company facilities, and cross check with customers, suppliers, competitors, etc., as well as with industry trade groups, consultants and such other "experts" as they deem appropriate. The portfolio management team, of course, also attempts to utilize the best information provided by Wall Street analysts and strategists to complement its in-house research and investment management decision making.

As a central ingredient in its investment philosophy and investment selection process, the Fund seeks to invest in promising micro cap companies which meet its objectives for above average future business value growth, BUT which at the time of investment have not yet been fully recognized and exploited by other institutional micro cap investors. Such companies may be followed by relatively few securities analysts, and, therefore, may be available for purchase at undervalued prices. By investing in such companies over the longer-term, the Fund's investors can benefit both from their vigorous potential earnings and business value growth and also from the potential revaluation upward of their securities as their business success attracts larger numbers of additional investors and greater "Wall Street" sponsorship over time.

Generally, the Fund will invest in micro cap companies with a market capitalization of less than $350 million at the time of investment. Investors should be aware that due to market factors such as appreciation and capital gains, a micro cap company may appreciate to a small or mid cap company. The Fund may continue to hold the stock of such companies provided that it is consistent with the Fund's investment objectives and strategies. As a result, investors should be aware that they may be making an investment in the Fund at a time when the Fund's securities have experienced gains and before sales have taken place, recycling the proceeds back into micro cap companies. This is an ongoing, regular part of the portfolio management process.

PRINCIPAL RISKS:

o The Fund invests in common stocks which are subject to market, economic and business risks that will cause their prices to fluctuate over time. While common stocks have historically been a leading choice of long-term investors, stock prices may decline over short or even more extended periods. Therefore, the value of your investment in the Fund may fluctuate, sometimes rapidly and unpredictably, and you could lose money.

o A preponderant portion of the Fund's investments will be in micro cap stocks. Such investments involve greater risks than investments in larger, more established companies, are more volatile, and may suffer significant losses. Further, the market for micro cap stocks is generally less liquid than the markets for larger stocks, which can contribute to increased price volatility of such stocks.


o The Fund may be unable to achieve its investment objective due to the investment strategies employed by the adviser.


INVESTOR PROFILE

o The Fund may be appropriate for you if you want to focus on micro cap stocks and are willing to ride out stock market fluctuations.

PERFORMANCE SUMMARY:

The Fund has not commenced investment operations at this time, therefore no performance information is available.


FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) on Purchases....................................None
Maximum Deferred Sales Charge...............................................None
Maximum Sales Charge on Reinvested Dividends................................None
Redemption Fee..............................................................None
Exchange Fee................................................................None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fee.............................................................1.00%
Distribution and Service (12b-1) Fees.......................................None
OTHER EXPENSES (Estimated)*................................................0.25%
Total Annual Fund Operating Expenses.......................................1.25%

* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN SELL ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME OVER THE TIME PERIODS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD
BE:

1 YEAR                3 YEARS
------                -------
$127                  $397

FINANCIAL HIGHLIGHTS

The Fund has not commenced investment operations at this time, therefore no financial highlights information is available.

ADDITIONAL INVESTMENT AND RISK INFORMATION

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The  Fund's  investment  objective  is  long-term  capital  appreciation.   This
investment objective may not be changed without shareholder approval.



Under normal market conditions, the Fund will preponderantly invest in micro cap companies whose stock market capitalizations (total equity market value of outstanding shares) are less than $350 million at the time of investment. At a minimum, 80% of the Fund's assets will be invested in the common stock of micro cap companies. Micro cap growth companies often pay no dividends and, therefore, current income is not a factor in the selection of stocks. Capital appreciation is likely to be the main component of the Fund's return. Common stocks represent an ownership interest in the issuer and entitle the holder to participate in any income and/or capital gains of the issuer by way of dividends and generally have voting rights.

ADDITIONAL INVESTMENT STRATEGIES


In addition, the Fund may invest in preferred stocks, securities convertible into common stocks, and certain debt securities, consistent with its long-term capital appreciation objective.

The Fund may also purchase investment grade securities with an equity component such as convertible preferred stock, debt securities convertible into or exchangeable for common stock and securities such as warrants or rights that are convertible into common stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common or preferred stock. By investing in convertible securities, the Fund seeks to participate in the capital appreciation of the common stock into which the securities are convertible through the conversion feature. A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created securities of the issuer or a related company at a fixed price either at a certain date or during a set period. Rights represent a preemptive right to purchase additional shares of stock at the time of new issuance, before stock is offered to the general public, so that the stockholder can retain the same percentage after the new stock offering.

The Fund may, consistent with its objective, invest a portion of its total assets in equity securities of larger capitalization companies if Kalmar believes that suitable micro cap company opportunities are not available or if such larger stocks have strong growth potential and meet Kalmar's "Growth-with-Value" criteria and investment discipline.

TEMPORARY DEFENSIVE POSITIONS

When adverse economic or market conditions occur, the Fund temporarily may invest up to 100% of its net assets in short-term, cash equivalent investments. The Fund may be unable to achieve its investment objective when taking a temporary defensive position. While reserving the right to make such strategic moves, Kalmar has not taken such an extreme position in its experience and generally believes in remaining fully invested.

RISK FACTORS

Investing in the Fund involves the following risks:

o MARKET RISK. Investments in common stocks in general are subject to market, economic and business risks that will cause their market value to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.

o MICRO CAP COMPANY RISK. The Fund will invest in small, new or unseasoned companies which may be in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of such companies may offer greater opportunity for capital appreciation than larger companies, but investment in such companies presents greater risks than investment in larger, more established companies. The companies in which the Fund generally will invest may have relatively small revenues, limited or very focused product lines, and may have a small share of the market for their products or services or a very large share of an emerging market. Small or development stage companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become well established. Due to these and other factors, such companies may suffer significant losses as well as realize substantial growth and profitability, and investments in such companies will be volatile and are therefore speculative. Historically, micro cap stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management and in many other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources. Besides exhibiting greater volatility, micro and small cap stocks may, to a degree, fluctuate independently of larger company stocks. Micro and small cap stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the price of the Fund's shares will be more volatile than the shares of a fund that invests in larger capitalization stocks. Additionally, while the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets. The Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such a program, nor should investment in the Fund be considered a balanced or complete investment program.

o MANAGEMENT RISK. As with all mutual funds, the Fund is subject to the risk that an investment strategy used by Kalmar may fail to produce the intended result.

o OPPORTUNITY RISK. As with all mutual funds, the Fund is subject to the risk of missing out on an opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

FUND MANAGEMENT

INVESTMENT ADVISER

Kalmar Investment Advisers, located at 3701 Kennett Pike, Wilmington, Delaware 19807, serves as the investment adviser for the Fund. Kalmar manages the investments of the Fund according to the Fund's stated investment objective, philosophy and policies and subject to its limitations and restrictions. Kalmar makes the Fund's day-to-day investment decisions, selects brokers and dealers to execute portfolio transactions and generally manages the Fund's investments. As of December 31, 2002, Kalmar (and its affiliates) managed approximately $810 million primarily in micro capitalization and small capitalization stocks in separately managed accounts and the Kalmar "Growth-with-Value" Small Cap Fund. Kalmar's other clients include high net worth individuals and family trusts, corporations, pensions and profit-sharing plans and institutions such as endowments, foundations, hospitals and charitable institutions. As compensation for its services, the Fund will pay Kalmar a monthly advisory fee at the annual rate of 1.00% of the Fund's average daily net assets.

PORTFOLIO MANAGEMENT TEAM


Kalmar is owned entirely by ten principals including Kalmar's founder, Ford B. Draper, Jr., who owns a majority interest in the firm. Kalmar utilizes a team approach in managing the Fund's portfolio with Mr. Draper, as chief investment officer, leading and supervising the research/portfolio management team. The list below describes the business experience of the Fund's portfolio managers.


FORD B. DRAPER, JR.
CHAIRMAN, PRESIDENT AND CHIEF INVESTMENT OFFICER

A graduate of Yale University, Mr. Draper also received an M.B.A. in Finance from Columbia University Graduate School of Business, and has over thirty-five years experience in investment research and management. Mr. Draper began his career in 1967 in the investment research and capital management departments of Smith, Barney & Co. In 1970, he joined Baker, Fentress & Company, a publicly owned closed-end mutual fund, where he performed original investment research on a broad spectrum of companies and industries. In 1972, he became Vice President with responsibilities that included trading, investment research, investment strategy, and management of the fund's portfolio. For the following ten years at Baker, Fentress, Mr. Draper developed positive investment performance for this then $250 million fund. Mr. Draper founded Kalmar Investments in 1982, which provides investment management services to separately managed accounts.


LARRY F. CARLIN, C.F.A.
RESEARCH ANALYST
Mr. Carlin graduated from Villanova University and earned an M.B.A. from Georgetown University. While attending Georgetown University, Mr. Carlin worked in its Finance Department as a Research Analyst where he studied the factors contributing to equity mutual fund investment performance. From 1994 to 1998, Mr. Carlin worked as a Research Analyst and Consultant at Investment Counseling Inc., a firm that provides consulting services to money management firms. Mr. Carlin joined Kalmar Investments in 1998 as a Research Analyst. Mr. Carlin has nine years experience in investment research.

GREGORY A. HARTLEY, C.F.A.
PORTFOLIO MANAGER/RESEARCH ANALYST
Mr. Hartley graduated from Indiana University's School of Business, held an accounting position, and later earned an M.B.A. from Indiana University's Graduate School of Business. Mr. Hartley joined Kalmar Investments in 1993 after nine years of prior small cap investment experience. From 1984-1993, he worked for Ashford Capital Management, Inc., a then $100 million investment management and consulting firm. As a senior analyst and member of the investment committee doing original research on small growth companies, from health care to specialty manufacturing and financial services to technology, at Ashford he was responsible for new idea stock selection and management of over $50 million in portfolio holdings. He has nineteen years small cap research and investment experience.

JEANNINE D. LAUGHMAN
RESEARCH ANALYST
Ms. Laughman is a graduate of West Chester University, where she earned her Bachelor of Science and Masters Degrees. She joined Kalmar Investments in 1997 as part of the Client Services Team, and in 1998 became part of the Administration & Compliance Team, where she served as Assistant to Kalmar's President. In 1999, she joined the Investment Team as a Research Associate under Kalmar's apprenticeship program. Currently, she is a Research Analyst, specializing in Health Care, and she is pursuing her CFA designation. Ms. Laughman has four years investment experience in investment research.

RAYMOND F. REED, C.F.A.
PORTFOLIO MANAGER/RESEARCH ANALYST
Mr. Reed is a graduate of the University of Pennsylvania and received an M.B.A. in Finance from New York University. He began his investment career with Martin Simpson & Company in 1981. As Vice President and Principal, he conducted investment research on emerging and established technology companies. After six years, he joined Mabon, Nugent & Company as a Senior Analyst responsible for research coverage of computer industry stocks. In March 1990, Mr. Reed joined Janney Montgomery Scott as a Senior Vice President of Research following regional special situations and technology companies. Mr. Reed was recognized in the Wall Street Journal's All-Star Analysts Survey in 1993 and 1995. Mr. Reed joined Legg Mason Wood Walker in 1995. As a Managing Director of Research, he was responsible for creation, operation and supervision of the Business and Information Services Group within the firm's capital markets strategy. Mr. Reed joined Kalmar Investments in 1999 as a Portfolio Manager/Research Analyst. He has twenty-two years small cap research and investment experience.

STEFFEN J. TORRES
RESEARCH ANALYST
After receiving a BS degree in Economics and International Relations with a minor in Business Administration from the University of Delaware, Mr. Torres began his career with Vanguard. After four years he joined T. Rowe Price Associates as a member of the Equity Investment Team. In 1996 he joined Wilmington Trust Company as a Portfolio Manager in the Asset Management Department. As a Portfolio Manager, he was responsible for $130 million for individuals, profit sharing plans and endowments. Mr. Torres joined Kalmar Investments in 1998 as a Research Analyst. Mr. Torres has ten years experience in investment research.

GREGORY S. TRAVERS, C.F.A.
PORTFOLIO MANAGER/RESEARCH ANALYST
After receiving a BS degree in Finance from Penn State University, Mr. Travers began his career with PNC Bank as an Investment Accountant. After two years he joined the Provident Mutual Management Company as a Quantitative Equity Analyst. As a Quantitative Equity Analyst, he worked closely with portfolio managers in the development of equity selection models, to provide insight on market behavior, and to screen for new ideas. In 1993, Mr. Travers became a Portfolio Manager/Research Analyst for Martindale Andres & Company, a $2.5 billion equity manager, focusing on small cap portfolios. Mr. Travers joined Kalmar Investments in 1998 as a Portfolio Manager/Research Analyst. Mr. Travers has fourteen years small cap research and investment experience.

DANA F. WALKER, C.F.A.
PORTFOLIO MANAGER/RESEARCH ANALYST
After graduating from the University of Virginia's McIntire School of Commerce, Mr. Walker worked from 1982-1986 for Delfi Management, Inc., investment adviser to the Sigma Funds, a then $350 million mutual fund group. As a senior analyst doing original research in consumer-related industries, health care, retailing, and distribution, he was responsible for investment selections from these areas for the Sigma Funds and for portfolios of DP Asset Management, an affiliated $100 million investment advisory firm. Mr. Walker joined Kalmar Investments in 1986. He has twenty-one years small cap research and investment experience.


STEVEN E. WILKINSON
RESEARCH ANALYST
After receiving a BA degree in Biology from Gettysburg College, Mr. Wilkinson began his career at Beneficial National Bank. In 1996, he joined Friess Associates, manager of the Brandywine Funds, as a member of the equity research team. As a researcher at Friess Associates, Mr. Wilkinson performed bottom-up, fundamental equity research and was responsible for over $200 million in assets. In 2000, Mr. Wilkinson joined Juniper Financial, a highly visible venture funded consumer finance company. At Juniper, Mr. Wilkinson was a manager of Strategic Planning where he was responsible for raising private equity, competitive research, financial modeling and conducting financial and business due diligence on potential vendors and partners. While at Juniper, the company successfully raised over $250 million in private equity and acquired over $300 million in credit card receivables. Mr. Wilkinson joined Kalmar Investments in 2002 as a Research Analyst. Mr. Wilkinson has seven years investment experience in investment research.

FORD B. DRAPER, III
MANAGING DIRECTOR, TRADING AND CLIENT SERVICES
After earning a BA in International Relations from Lynchburg College, Mr. Draper joined Kalmar Investments in 1991. There he built the firm's professional trading operations team and specialized information systems focusing on small cap equities, which he continues to manage along with other management responsibilities including direction of the firm's Client Services Group. He has eleven years small cap trading and investment experience.

SHAREHOLDER INFORMATION

PRICING OF
FUND SHARES


The Fund's share price is based upon the net asset value of the Fund. The Fund's administrator and accounting agent, PFPC Inc. ("PFPC"), determines the net asset value per share as of the close of the regular trading session of the New York Stock Exchange (the "NYSE") which is normally 4:00 p.m., Eastern time each day that the NYSE is open. The net asset value per share is determined by dividing the value of the Fund's securities, plus any cash and other assets, less all liabilities, by the number of shares outstanding.

Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Trust as the primary market. Securities traded in the over-the-counter market normally are valued at the last available sale price prior to valuation. Securities traded on The Nasdaq Stock Market ("Nasdaq") are valued at Nasdaq's Official Closing Price. Where market quotations are readily available, portfolio securities are valued based upon market quotations, provided those quotations adequately reflect, in the judgment of the Trust, the fair value of the security. Where those market quotations are not readily available, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All other securities and other assets are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.


The Fund will value money market securities and debt obligations with less than sixty days remaining to maturity when acquired by the Fund on an amortized cost basis, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount from cost versus par value at maturity. If the Fund acquires a money market security with more than sixty days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Trustees determine during such 60-day period that this amortized cost value does not represent fair market value.

HOW TO
PURCHASE
SHARES

Shares of the Fund are offered without the imposition of any sales charges or distribution fees. However, certain broker-dealers or service agents may charge you transaction or other account fees for effecting transactions in Fund shares. The Fund's shares are offered at the net asset value per share next determined after the receipt by PFPC of a purchase request in good order and payment in proper form. Information on investing in the Fund is presented below, and any requests for applications, additional information or questions may be directed to PFPC at (800) 282-2319. The Fund and its agents reserve the right at any time to reject or cancel any part or all of any purchase order.

MINIMUM INVESTMENT. The minimum initial investment in the Fund is $10,000, and subsequent investments must total at least $1,000. The minimum initial investment requirement for qualified retirement accounts is $1,000 and there is no minimum for subsequent investments.

PURCHASE PRICE. Purchase orders for shares of the Fund, which are received in proper form by PFPC prior to the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time) on any day that the Fund is open, are priced according to the net asset value determined on that day. Purchase orders received in proper form by PFPC after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined.

IN-KIND PURCHASES. At the discretion of the Fund, you may be permitted to purchase Fund shares by transferring securities to the Fund that: (1) meet the Fund's investment objective and policies; (2) are acquired by the Fund for investment and not for resale purposes; and (3) are liquid securities which are not restricted as to transfer by agreement, law or liquidity of market. At the discretion of the Fund, the value of any such security (except U.S. Government Securities) being exchanged, together with other securities of the same issuer owned by the Fund, may not exceed 5% of the net assets of the Fund immediately after the transactions.

Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value. All dividends, interests, subscription, or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by you upon receipt from the issuer.

Purchases of shares may be made in one of the following ways:

o PURCHASES BY MAIL. You may purchase shares by sending a check drawn on a U.S. bank payable to the Kalmar "Growth-with-Value" Micro Cap Fund, along with a completed shareholder application, to Kalmar "Growth-with-Value" Micro Cap Fund, c/o PFPC Inc., P.O. Box 9831, Providence, RI 02940. A shareholder application sent by overnight mail should be sent to Kalmar "Growth-with-Value" Micro Cap Fund, c/o PFPC Inc., 400 Bellevue Parkway, Suite 108,Wilmington, DE 19809. If a subsequent investment is being made, you should use the purchase stub and return envelope from the most recent account statement and the check should also indicate your Fund account number.

o PURCHASES BY WIRE. To purchase shares by wiring federal funds, you must first notify PFPC by calling (800) 282-2319 to request an account number and furnish the Fund with a tax identification number. Following notification to PFPC, federal funds and registration instructions should be wired through the Federal Reserve System to:
PFPC INC.
C/O PNC BANK, N.A.
PHILADELPHIA, PA
DDA #86-0179-1174
ABA #031-0000-53
ATTENTION: KALMAR "GROWTH-WITH-VALUE" MICRO CAP FUND, FURTHER CREDIT [SHAREHOLDER NAME AND ACCOUNT NUMBER]

For initial purchases by wire, a completed application with signature(s) of investor(s) must promptly be filed with PFPC at one of the addresses stated above under "Purchases By Mail." You should be aware that some banks might charge you a wire service fee.

o AUTOMATIC INVESTMENT PLAN. You may purchase Fund shares through an Automatic Investment Plan operated by the Fund. The Plan provides a convenient method by which you may have monies deducted directly from your checking, savings or bank money market accounts for investment in the Fund. Under the Plan, PFPC, at regular intervals, will automatically debit your bank checking account in an amount of $100 or more (subsequent to the $10,000 minimum initial investment), as specified by you. You may elect to invest the specified amount monthly, bimonthly, quarterly, semi-annually or annually. The purchase of Fund shares will be effected at the net asset value at the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time) on or about the 20th day of the month. For further details about this service, refer to the Application accompanying this Prospectus or call PFPC at (800) 282-2319.

RETIREMENT PLANS. Shares of the Fund are available for use in all types of tax-deferred retirement plans such as IRAs, employer-sponsored defined contribution plans (including 401(k) plans) and tax-sheltered custodial accounts described in Section 403(b)(7) of the Internal Revenue Code. Qualified investors benefit from the tax-free compounding of income dividends and capital gains distributions. For more information, see "Retirement Plans" in the Fund's Statement of Additional Information. Application forms and brochures describing investments in the Fund for retirement plans can be obtained from PFPC by calling (800) 282-2319.

HOW TO
REDEEM
SHARES


You may redeem all or a portion of your shares without charge on any day that the Fund calculates its net asset value. See "Pricing of Fund Shares." Except as noted below, redemption requests received in good order by PFPC prior to the close of regular trading on the NYSE on any business day that the Fund calculates its per share net asset value, are effective at the net asset value per share determined that day. Redemption requests received in good order by PFPC after the close of the NYSE are effective as of the time the net asset value per share is next determined. Redemption proceeds are normally sent on the next business day following receipt by PFPC of redemption requests in good order, but under most circumstances not later than seven days following such receipt, or as governed by law. Under certain circumstances the Fund does reserve the right to make redemptions in portfolio securities rather than cash (see "In-Kind Redemption"). Redemption requests should be accompanied by the Fund's name and the shareholder's account number. Corporations, other organizations, trusts, fiduciaries and other institutional investors may be required to furnish certain additional documentation to authorize redemption.


Delivery of the proceeds of a redemption of shares that were recently purchased and paid for by check may be delayed until the Fund determines that the Fund's custodian has completed collection of the purchase check which may take up to 10 days. Also, redemption requests for accounts for which purchases were made by wire may be delayed until the Fund receives a completed application for the account. The Board of Trustees may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted, (b) the NYSE is closed, (c) when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or (d) if the SEC orders the Fund to suspend redemptions.

Shares may be redeemed in one of the following ways:

o REDEMPTION BY MAIL. Your written redemption request must (i) identify your account number, (ii) state the number of shares or dollar amount to be redeemed, and (iii) be signed by each registered owner exactly as the shares are registered. A redemption request for an amount in excess of $25,000, or for any amount if payment is to other than the shareholder of record, or if the proceeds are to be sent elsewhere than the address of record, must be accompanied by a signature guarantee by a guarantor institution that is acceptable to the Fund's transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a signature guarantee program recognized by the Securities Transfer Association. The three recognized signature guarantee programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. A signature and a signature guarantee are required for each person in whose name the account is registered. PFPC may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. You should submit written redemption instructions to Kalmar "Growth-with-Value" Micro Cap Fund, c/o PFPC Inc., P.O. Box 9831, Providence, RI 02940. A redemption order sent by overnight mail should be sent to Kalmar "Growth-with-Value" Micro Cap Fund, c/o PFPC Inc., 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809. A redemption request will not be deemed to be properly received until PFPC receives all required documents in proper form. Questions regarding the proper form for redemption requests should be directed to PFPC at (800) 282-2319.

o REDEMPTION BY TELEPHONE. You may redeem shares by telephone by completing the telephone redemption section of the shareholder application which describes the telephone redemption procedures in more detail and requires certain information that will be used to identify the shareholder when a telephone redemption request is made. You may redeem by telephone amounts up to $50,000 by instructing PFPC at (800) 282-2319. In order to arrange for redemption by wire or telephone after an account has been opened, or to change the bank or account designated to receive redemption proceeds, you should send a written request to PFPC at the address listed above. A signature guarantee is required of all shareholders in order to change telephone redemption privileges. Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including requesting a shareholder to correctly state his or her Fund account number, the name in which his or her account is registered, the number of shares to be redeemed and certain other information necessary to identify the shareholder.

During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement. In the event that you are unable to reach PFPC by telephone, you may make a redemption request by mail. The Fund or PFPC reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time by the Fund.

o REDEMPTIONS BY WIRE. The Fund will wire redemption proceeds to a predesignated bank account at any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge you a fee for this service. Amounts redeemed by wire are normally wired on the next business day after receipt of redemption instructions in proper form (if received before the close of regular trading on the NYSE), but in no event later than five days following such receipt.

IN-KIND REDEMPTION. The Fund will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of Kalmar or the Board of Trustees, result in the necessity of the Fund selling assets under adverse conditions and to the detriment of the Fund's remaining shareholders. Payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. Any portfolio securities paid or distributed in-kind would be valued as described under "Pricing of Fund Shares." In the event that the Fund makes an in-kind distribution, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. In-kind payments need not constitute a cross-section of the Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment, and if the Fund completes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes on the securities used to complete the redemption but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem your account if it is inactive and worth less than the minimum initial investment when the account was established, currently $10,000. The Fund will advise you of its intention to redeem your account in writing at least sixty (60) days prior to effecting such redemption, during which time you may purchase additional shares in any amount necessary to bring the account back to the appropriate minimum amount. The Fund will not redeem your account if it is worth less than the appropriate minimum amount solely because of a market decline.

SYSTEMATIC WITHDRAWAL PLAN. If you own shares with a value of $10,000 or more, you may participate in the Systematic Withdrawal Plan. Under this Plan, you may automatically redeem a portion of your Fund shares monthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares will be effected at net asset value at the close of the NYSE on or about the 25th day of the month at the frequency selected by you. If you expect to purchase additional Fund shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporary purchases and redemptions may result in adverse tax consequences. For further details about this service, see the application or call PFPC at (800) 282-2319.

DIVIDENDS AND
DISTRIBUTIONS

The Fund intends to declare and pay annual dividends to its shareholders of substantially all of its net investment income, if any, earned during the year from its investments. The Fund will distribute net realized capital gains, if any, once each year. Reinvestment of dividends and distributions in additional shares of the Fund will be made at the net asset value determined on the ex date of the dividend or distribution unless you have elected in writing to receive dividends or distributions in cash. You may change an election by notifying PFPC in writing thirty (30) days prior to the record date. You may call PFPC for more information. Expenses of the Fund, including the advisory fee, are accrued each day. All shares of the Fund will share proportionately in the Fund's investment income and expenses.

TAX
CONSEQUENCES

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this prospectus is provided as general information only and should not be considered as tax advice or relied on by an investor. You should consult your own tax professional concerning the various tax consequences of an investment in the Fund. Additional information on tax matters relating to the Fund and its shareholders is included in the Statement of Additional Information.

The Fund intends to qualify annually to be treated as a regulated investment company under the Internal Revenue Code. As such, the Fund will not be subject to federal income or excise taxes on the earnings it distributes to shareholders provided the Fund satisfies certain requirements and restrictions in the Internal Revenue Code.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

--The Fund makes distributions; and

--You sell Fund shares.

When you open your Fund account, you should provide your social security or taxpayer identification number on your account registration form. By providing this information, you will avoid being subject to a federal backup withholding tax on taxable distributions and redemption proceeds.

TAXES ON DISTRIBUTIONS. The Fund anticipates that its distributions to shareholders will consist principally of capital gains rather than dividend or interest income. Distributions from the Fund to you are normally subject to federal, state, and local income tax when they are paid as ordinary income, whether you take them in cash or reinvest them in Fund shares. Any long-term capital gains distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, if you purchase shares in the Fund shortly before the record date for a capital gains distribution or a dividend, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

Corporations may be entitled to take a dividends received deduction for a portion of certain dividends they receive from the Fund subject to limitations and restrictions provided in the Internal Revenue Code. Dividends that are declared in October, November or December, but not paid until the following January, will be treated for tax purposes as having been paid in December of the year of declaration.

Every January you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides full information on your dividends for tax purposes.

TAXES ON SALES. A sale or redemption of your Fund shares normally is subject to federal, state, and local income tax, and may result in a taxable gain or loss to you. Any loss incurred on a sale of the Fund's shares held for twelve months or more will be treated as a long-term capital loss to the extent of any capital gain dividends with respect to such shares.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ABOUT THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contains performance data and information on portfolio holdings and operating results for the Fund's most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a more detailed description of the Fund's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference (legally the SAI is part of the prospectus).

Copies of these documents and answers to questions about the Fund may be obtained without charge by contacting:

Kalmar "Growth-with-Value" Micro Cap Fund
c/o PFPC Inc.
P.O. Box 9831
Providence, Rhode Island 02940
(800) 282-2319
8:30 a.m. to 5:00 p.m. Eastern time

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission ("SEC") in Washington, DC. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, DC 20549-6009 or by electronic request at the following e-mail address: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202)-942-8090. Reports and other information about the Fund are available on the SEC's EDGAR Database and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.


              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
                    CHANGES TO EXISTING ACCOUNTS, PURCHASING
                OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES,
                          PLEASE CALL 1-(800)-282-2319.

              The investment company registration number for Kalmar
                     Pooled Investment Trust is 811-07853.

                               INVESTMENT ADVISER
                           KALMAR INVESTMENT ADVISERS
                                BARLEY MILL HOUSE
                                3701 KENNETT PIKE
                              WILMINGTON, DE 19807
                       (WEBSITE) WWW.KALMARINVESTMENTS.COM

                                   DISTRIBUTOR
                             PFPC DISTRIBUTORS, INC.
                                 760 MOORE ROAD
                            KING OF PRUSSIA, PA 19406

                              SHAREHOLDER SERVICES
                                    PFPC INC.
                                  P.O. BOX 9831
                              PROVIDENCE, RI 02940

                                    CUSTODIAN
                               PFPC TRUST COMPANY
                               THE EASTWICK CENTER
                             8800 TINICUM BOULEVARD
                             PHILADELPHIA, PA 19153

                                  LEGAL COUNSEL
                               PEPPER HAMILTON LLP
                              3000 TWO LOGAN SQUARE
                               18TH & ARCH STREETS
                           PHILADELPHIA, PA 19103-2799

                             INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                         TWO COMMERCE SQUARE, SUITE 1700
                               2001 MARKET STREET
                             PHILADELPHIA, PA 19103

                         KALMAR POOLED INVESTMENT TRUST
                                BARLEY MILL HOUSE
                                3701 KENNETT PIKE
                              WILMINGTON, DE 19807
                              (PHONE) 302-658-7575
                               (FAX) 302-658-7513
                            www.kalmarinvestments.com



KL01-4/28/03

                    KALMAR "GROWTH-WITH-VALUE" SMALL CAP FUND
                    KALMAR "GROWTH-WITH-VALUE" MICRO CAP FUND

                                EACH A SERIES OF

                         KALMAR POOLED INVESTMENT TRUST
        Barley Mill House, 3701 Kennett Pike, Wilmington, Delaware 19807


            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 28, 2003

Kalmar Pooled Investment Trust has established two separate series of shares, each with its own investment objective and policies. Information concerning the Kalmar "Growth-with-Value" Small Cap Fund and the Kalmar "Growth-with-Value" Micro Cap Fund is included in separate prospectuses, each dated April 28, 2003. The Micro Cap Fund's shares are not currently offered to investors. This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the current prospectus of the particular fund. A copy of each prospectus and annual report to shareholders may be obtained without charge at the addresses and telephone numbers listed below.



                INVESTMENT ADVISER:                   UNDERWRITER:
            KALMAR INVESTMENT ADVISERS          PFPC DISTRIBUTORS, INC.
                 Barley Mill House                   760 Moore Road
                 3701 Kennett Pike              King of Prussia, PA 19406
               Wilmington, DE 19807                  (610) 239-4590
                  (302) 658-7575                     (800) 282-2319

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

Kalmar Pooled Investment Trust.................................................3

Investment Strategies..........................................................3

Investment Restrictions........................................................8

Management....................................................................10

Portfolio Brokerage and Turnover..............................................17

General Information...........................................................18

Purchase, Redemption & Pricing of Shares......................................19

Taxation......................................................................20

Performance...................................................................25

Financial Statements..........................................................27

Appendix.....................................................................A-1

                         KALMAR POOLED INVESTMENT TRUST

FUND HISTORY AND CLASSIFICATION
Kalmar Pooled Investment Trust (the "Trust"), Barley Mill House, 3701 Kennett Pike, Wilmington, Delaware 19807, is an open-end, diversified, management investment company organized as a Delaware business trust on September 30, 1996. The Trust has established shares of two series representing separate portfolios of investments, the Kalmar "Growth-with-Value" Small Cap Fund (the "Small Cap Fund") and the Kalmar "Growth-with-Value" Micro Cap Fund (the "Micro Cap Fund") (each individually, a "Fund" and collectively, the "Funds"). Shares of the Small Cap Fund are offered and sold on a no-load basis, without the imposition of sales or distribution charges. Shares of the Micro Cap Fund are not currently offered to investors.

                              INVESTMENT STRATEGIES

Each Fund seeks to achieve its investment objective by following the philosophy outlined in its prospectus and by making investments selected in accordance with its investment policies and restrictions. The Funds will vary their investment strategies as described in each Fund's prospectus to achieve their objectives. This SAI contains further information concerning the techniques and strategies employed by Kalmar Investment Advisers (the "Adviser") in managing each Fund, the types of securities in which the Funds may invest, the policies they will follow and the risks associated with the Funds' investment activities.

CASH OR CASH EQUIVALENTS
Although the Funds intend to remain substantially fully invested, each Fund may invest its assets in cash or cash equivalents, during periods when excess cash is generated through purchases and sales of its shares, or when a Fund desires to hold cash to maintain liquidity for redemptions or pending investments in suitable securities. There also may be times when economic or market conditions are such that the Adviser deems a temporary defensive position to be appropriate, during which a Fund may invest up to 100% of its net assets in the types of short-term, cash equivalent investments described below.

The Funds may invest in short-term debt securities, including time deposits, certificates of deposit or bankers' acceptances issued by commercial banks or savings and loan associations meeting certain qualifications. The Funds also may purchase commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Service ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade (A or better by S&P or by Moody's); and may invest in short term corporate obligations rated high-grade (A or better by S&P or Moody's).

The Funds may purchase U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury; and may invest in U.S. Government agency securities issued or also guaranteed by U.S. Government sponsored instrumentalities and federal agencies. The Funds may also invest in repurchase agreements collateralized by the cash equivalent securities listed above.

CONVERTIBLE SECURITIES
Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally rises when interest rates decline, and vice versa. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Funds may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by the Funds upon conversion of a convertible security will generally be held for so long as the Adviser anticipates such stock will provide the Funds with opportunities which are consistent with the Funds' investment objectives and policies.

WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS
Each Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Funds will only enter into a forward commitment with the intention of actually acquiring the security, the Funds may sell the security before the settlement date if it is deemed advisable.


Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Funds prior to the settlement date. The Funds will maintain in segregated accounts with their custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.


FOREIGN SECURITIES AND ADRS
Each Fund may invest up to 15% of its assets in foreign securities, including sponsored or unsponsored American Depositary Receipts ("ADRs"). However, the Adviser anticipates that the majority of each Fund's assets ordinarily will be invested in U.S. based companies. The Fund generally limits its foreign investing to ADRs and securities of Canadian companies traded on Canadian or U.S. exchanges or markets. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. The Funds may purchase ADRs whether they are "sponsored" or "unsponsored." "Sponsored" ADRs are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" ADRs are issued without participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR. ADRs may result in a withholding tax by the foreign country of source which will have the effect of reducing the income distributable to shareholders.

Investments in foreign securities may involve risks not ordinarily associated with investments in domestic securities. These risks may include legal, political or economic developments such as fluctuations in currency rates, imposition of withholding taxes or exchange controls or other government restrictions or political or policy changes. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, or political or social unrest that could adversely affect the value of foreign securities. There may be less publicly available information about foreign companies than about U.S. companies, and foreign companies may not be subject to accounting, auditing and financial reporting standards that are as uniform as those applicable to U.S. companies. The Fund will attempt to limit risks associated with foreign investing by investing primarily in securities of stable, developed countries such as Canada.

SHORT SALES
Each Fund is authorized to engage in short sales of stocks which the Adviser believes are substantially overvalued. If a Fund anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Funds may realize a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Funds must replace the borrowed security. Whenever a Fund effects a short sale, it will maintain in segregated accounts [or earmark] cash or liquid securities equal to the difference between (a) the market value of the securities sold short and (b) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (but not including the proceeds of the short sale). Until the Fund replaces the security it borrowed to make the short sale, it must maintain daily the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short. No more than 10% of the value of the Fund's total net assets will be, when added together, (a) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (b) allocated to segregated accounts in connection with short sales. The value of any one issuer in which the Fund is short may not exceed the lesser of 2% of the Fund's net assets or 2% of the securities of any class of the issuers' securities. The Funds' policy regarding short sales is considered a fundamental investment policy and may not be changed without shareholder approval.

BORROWING
As a matter of fundamental policy, each Fund may borrow up to one third of its total assets, taken at market value as a temporary measure for extraordinary or emergency purposes to meet redemptions or to settle securities transactions. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. Each Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), except for notes to banks. The Funds' policy regarding borrowings may not be changed without approval of a majority of the affected Fund's outstanding voting securities. See "Investment Restrictions."

DEBT SECURITIES
The Funds are also authorized to invest in debt securities, which may include bonds, debentures, or notes (and cash equivalent debt securities as described above). The Funds may invest their assets in debt securities pending investment in suitable equity securities or if the Adviser believes such securities have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from such debt securities is incidental to the Funds' investment objective of capital appreciation.

Each Fund may invest up to 5% of its net assets, at the time of investment, in lower rated, fixed-income securities and unrated securities of comparable quality, commonly referred to as "junk bonds." The market value of lower-rated, fixed-income securities tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. These lower rated fixed-income securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even bonds rated BBB by S&P or Baa by Moody's ratings which are considered investment grade, possess some speculative characteristics.

Issuers of high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers is generally greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During these periods, such issuers may not have sufficient cash flow to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. The Fund may retain an issue that has defaulted because such issue may present an opportunity for subsequent price recovery.

High yielding, fixed-income securities frequently have call or buy-back features which permit an issuer to call or repurchase the securities from the Fund. Although such securities are typically not callable for a period from three to five years after their issuance, if a call were exercised by the issuer during periods of declining interest rates, the Fund would likely have to replace such called securities with lower yielding securities, thus decreasing the net investment income to the Fund and dividends to shareholders. The premature disposition of a high yielding security due to a call or buy-back feature, the deterioration of the issuer's creditworthiness, or a default may also make it more difficult for the Fund to manage the timing of its receipt of income, which may have tax implications.

The Fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities which trade in a broader secondary retail market. Generally, purchasers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales.

For a description of debt security ratings, please refer to the "Appendix" to this SAI.

LOANS OF PORTFOLIO SECURITIES
Each Fund may lend its investment securities to approved borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Each Fund may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are consistent with the Investment Company Act or the rules, regulations or interpretations of the SEC thereunder, which currently require that: (a) the borrower pledge and maintain with a Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned; (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis); (c) the loan be made subject to termination by a Fund at any time; and
(d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.

The Funds engage in security loan arrangements with the primary objective of increasing the Funds' income either through investing the cash collateral in money market mutual funds and short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, each Fund continues to be entitled to all dividends or interest on any loaned securities. Voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on a loan, the loan must be called and the securities voted. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially. The Funds' policy regarding lending of portfolio securities is considered a fundamental investment policy and may not be changed without approval of a majority of the affected Fund's outstanding voting securities. See "Investment Restrictions."

During the period of such a loan, the Fund receives the income on both the loaned securities and the collateral and thereby increases its yield. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees.

OPTIONS
Each Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or of hedging the value of the Fund's portfolio, provided that at no time will more than 5% of a Fund's assets be allocated to premiums or margins required to establish options positions for non-hedging purposes, and no more than 10% of a Fund's assets will be subject to obligations underlying such options.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right, in return for a premium paid, to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price.

If a Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but forgoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on the Funds the credit risk that the counterparty will fail to honor its obligations. A Fund will not purchase options if, as a result, its aggregate obligations relating to outstanding options exceeds 10% of the Fund's assets.


WRITING COVERED CALL OPTIONS
The general reason for writing call options is to attempt to realize income. By writing covered call options, each Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, each Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. Each Fund writes only covered options, which means that so long as a Fund is obligated as the writer of the option it will, through its custodian, have deposited the underlying security of the option or, if there is a commitment to purchase the security, segregate a reserve of cash or liquid securities with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, a Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. Each Fund may engage in closing transactions in order to terminate put options that it has written.


PURCHASING OPTIONS
A put option may be purchased to partially limit the risks of the value of an underlying security or the value of a commitment to purchase that security for forward delivery. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from a sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Fund's position as purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, a Fund may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

REPURCHASE AGREEMENTS
For purposes of cash management only, each Fund may enter into repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by the Adviser under standards adopted by the Board of Trustees. Under repurchase agreements, the Funds may purchase any of the cash equivalent securities described above and simultaneously commit to resell such securities at a future date to the seller at an agreed upon price plus interest. The seller will be required to collateralize the agreement by transferring securities to the Fund with an initial market value, including accrued interest, that equals or exceeds the repurchase price, and the seller will be required to transfer additional securities to the Fund on a daily basis to ensure that the value of the collateral does not decrease below the repurchase price. No more than 15% of a Fund's net assets will be invested in illiquid securities, including repurchase agreements which have a maturity of longer than seven days. For purposes of the diversification test for qualification as a regulated investment company under the Internal Revenue Code, repurchase agreements are not counted as cash, cash items or receivables, but rather as securities issued by the counterparty to the repurchase agreements. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in recovering its cash. To the extent that in the meantime, the value of the security purchased had decreased, the Fund could experience a loss. While management of the Funds acknowledges these risks, it is expected that they can be controlled through stringent security selection and careful monitoring procedures.

INVESTMENTS IN MUTUAL FUNDS
The Funds may invest in shares of other open and closed-end investment companies which principally invest in securities of the type in which the Funds invest. This approach will most likely be used for cash management purposes. The Funds may only invest in other investment companies within limits set by the Investment Company Act, which currently allows each Fund to invest up to 10% of its total assets in other investment companies. No more than 5% of a Fund's total assets may be invested in securities of any one investment company, nor may the Fund acquire more than 3% of the voting securities of any investment company. Investments in other investment companies will generally involve duplication of advisory fees and other expenses.

ILLIQUID AND RESTRICTED SECURITIES
Each Fund may invest up to 15% of its net assets in securities which may be considered illiquid, by virtue of the absence of a readily available market, legal or contractual restrictions on resale, longer maturities, or other factors limiting the marketability of the security. Generally, an illiquid security is any security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security. This policy does not limit the acquisition of (i) restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") or
(ii) commercial paper issued pursuant to Section 4(2) of the Securities Act, that are determined to be liquid in accordance with guidelines established by the Board of Trustees of the Trust. While maintaining oversight, the Board of Trustees has delegated the day-to-day function of determining liquidity to the Adviser.

The Board of Trustees has instructed the Adviser to consider the following factors in determining the liquidity of a security purchased under Rule 144A or commercial paper issued pursuant to Section 4(2) the Securities Act; (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). If the Adviser determines that a security which was previously determined to be liquid, is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 15% limit on investment in such securities, the Adviser will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation, including disposing of illiquid assets.

                             INVESTMENT RESTRICTIONS

The Funds have adopted the investment restrictions set forth below, some of which (as indicated), are fundamental policies of each Fund and cannot be changed without the approval of a majority of the Fund's outstanding voting securities. As provided in the Investment Company Act, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of:
(i) more than 50% of the outstanding shares; or (ii) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. As a matter of fundamental policy, each Fund may not:

         1. As to 75% of its total assets, invest more than 5% of the total assets of such Fund in the securities of any one issuer, other than cash or cash items, or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or other investment companies.

         2. As to 75% of its total assets, purchase more than 10% of the voting securities, or any class of securities, of any single issuer. For purposes of this restriction, all outstanding fixed income securities of an issuer are considered as one class.

         3. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry. This limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; investments in certificates of deposit and bankers' acceptances will not be considered investments in the banking industry; utility companies will be divided according to their services; financial service companies will be classified according to the end users of their services; and asset-backed securities will be classified according to the underlying assets securing such securities.

         4. Invest in real estate or interests in real estate, however, this will not prevent a Fund from investing in securities secured by real estate or interests therein, or in publicly-held real estate investment trusts or marketable securities of companies which may represent indirect interests in real estate.

         5. Purchase or sell commodities or commodity contracts, except that the Funds may purchase or sell stock index options, stock index futures, financial futures and related options on such futures.

         6. Issue senior securities, except that a Fund may borrow money in accordance with investment limitation 9, purchase securities on a when-issued, delayed settlement or forward delivery basis, sell securities short and enter into reverse repurchase agreements.

         7. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with options transactions, if applicable, shall not be considered the purchase of a security on margin.

         8. Make loans of money or property, except through: (i) the purchase of debt instruments consistent with its investment objective and policies; (ii) investment in repurchase agreements; or (iii) loans of portfolio securities in a manner consistent with a Fund's investment objective and policies and the provisions of the Investment Company Act and regulations and SEC positions thereunder.

         9. Borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks (i) as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares or (ii) in connection with reverse repurchase agreements. Utilization of borrowings may exaggerate increases or decreases in an investment company's net asset value. However, the Fund will not purchase securities while borrowings exceed 5% of its total assets, except to honor prior commitments and to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions.

         10. Mortgage, pledge, hypothecate or otherwise encumber its assets, except in amounts up to 33 1/3% of its total assets, but only to secure borrowings authorized in the preceding restriction or to collateralize securities trading practices described in the prospectuses and Statement of Additional Information for the Funds.

         11. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

The policies set forth below are non-fundamental policies of each Fund and may be amended without the approval of the shareholders of the respective Funds. Each Fund will not:

         1. Purchase securities of other investment companies, except to the extent permitted under the Investment Company Act or in connection with a merger, consolidation, acquisition or reorganization, or in accordance with any exemptive order granted by the SEC.

         2. Make investments in securities for the purpose of exercising control over or management of the issuer.

                                MANAGEMENT
The following tables present certain information regarding the Board of Trustees and officers of the Trust. The trustee listed under "Interested Trustee" below is an "interested person" of the Adviser or the Trust, within the meaning of the Investment Company Act. Each person who is not an "interested person" of the Adviser or the Trust within the meaning of the Investment Company Act is referred to as an "Independent Trustee" and is listed under such heading below. The address of each Trustee as it relates to the Trust's business is Barley Mill House, 3701 Kennett Pike, Wilmington, DE 19807.

                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                             PRINCIPAL             FUND            OTHER
                                                TERM OF OFFICE AND         OCCUPATION(S)         COMPLEX       DIRECTORSHIPS
NAME AND                  POSITION(S) HELD       LENGTH OF TIME             DURING PAST        OVERSEEN BY        HELD BY
DATE OF BIRTH                WITH TRUST              SERVED                 FIVE YEARS           TRUSTEE          TRUSTEE

-------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
FORD B. DRAPER, JR. 1         Trustee,         Shall serve until        Founder, President,         2          None
Date of Birth: May 1942       Chairman,        death, resignation or    Director, and Chief
                            President and      removal. Trustee,        Investment Officer
                              Principal        President and            of Kalmar
                             Accounting        Chairman of the          Investments since
                               Officer         Board since 1997.        1982; President,
                                                                        Kalmar Investment
                                                                        Advisers since 1997.
-------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
WENDELL FENTON               Trustee           Shall serve until        Director, Richards,         2          None
Date of Birth: May 1939                        death, resignation       Layton & Finger
                                               or removal. Trustee      (law firm) since
                                               since 1997.              1971.




                                       10



                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                             PRINCIPAL             FUND            OTHER
                                                TERM OF OFFICE AND         OCCUPATION(S)         COMPLEX       DIRECTORSHIPS
NAME AND                  POSITION(S) HELD       LENGTH OF TIME             DURING PAST        OVERSEEN BY        HELD BY
DATE OF BIRTH                WITH TRUST              SERVED                 FIVE YEARS           TRUSTEE          TRUSTEE

-------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
NICHOLAS A.                    Trustee         Shall serve until        Consultant,                 2          Trustee, WT
GIORDANO                                       death, resignation       financial services                     Investment Trust (16
Date of Birth: March 1943                      or removal. Trustee      organizations since                    portfolios) and WT
                                               since November 2000.     1997; Interim                          Mutual Fund (24
                                                                        President, Lasalle                     portfolios);
                                                                        University from 1998                   Trustee,
                                                                        to 1999; President                     Independence Blue
                                                                        and Chief Executive                    Cross (insurance);
                                                                        Officer,                               Director Fotoball,
                                                                        Philadelphia Stock                     USA (sporting and
                                                                        Exchange from 1981                     athletics goods
                                                                        TO 1997.                               manufacturing),
                                                                                                               Director, Daisytek
                                                                                                               International
                                                                                                               (wholesale paper and
                                                                                                               paper products);
                                                                                                               Director, Selas
                                                                                                               Corporation of
                                                                                                               America (industrial
                                                                                                               process furnaces and
                                                                                                               ovens).




DAVID D. WAKEFIELD             Trustee         Shall serve until        Retired private             2          Director, Townsends
Date of Birth: October 1930                    death, resignation       investor since 1997;                   Inc. (food products
                                               or removal. Trustee      Executive Secretary,                   and services).
                                               since 1997.              Longwood Foundation
                                                                        1992 to 1997 and
                                                                        Welfare Foundation
                                                                        1992 to 1997.



DAVID M. REESE, JR.            Trustee         Shall serve until        Semi-retired since          2          None
Date of Birth: July 1935                       death, resignation       1996. Portfolio
                                               or removal. Trustee      Manager/Research
                                               since 1997.              Analyst for Kalmar
                                                                        Investments from
                                                                        1982 to 1996.



                                       11

                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                             PRINCIPAL             FUND            OTHER
                                                TERM OF OFFICE AND         OCCUPATION(S)         COMPLEX       DIRECTORSHIPS
NAME AND                  POSITION(S) HELD       LENGTH OF TIME             DURING PAST        OVERSEEN BY        HELD BY
DATE OF BIRTH                WITH TRUST              SERVED                 FIVE YEARS           TRUSTEE          TRUSTEE


-------------------------------------------------------------------------------------------------------------------------------
OFFICERS
-------------------------------------------------------------------------------------------------------------------------------
FORD B. DRAPER, III 2       Vice President     Shall serve at the       Managing Director,          N/A        N/A
Date of Birth: Nov. 1966                       pleasure of the          Trading and Client
                                               Board and until          Services, Kalmar
                                               successor is elected     Investments since
                                               and qualified.           1991.
                                               Officer since August
                                               2000.



VERNA KNOWLES               Treasurer, Chief   Shall serve at the       Administration              N/A        N/A
Date of Birth: Nov. 1945    Financial Officer  pleasure of the          Director, Kalmar
                            and Compliance     Board and until          Investments since
                            Officer            successor is elected     1998; Treasurer,
                                               and qualified.           Kalmar Investments
                                               Officer since May        since 1997,
                                               1998.                    President, Books and
                                                                        Balances Ltd.
                                                                        (accounting
                                                                        services) since
                                                                        1988.



MARJORIE L.                 Secretary          Shall serve at the       Operations Director,        N/A        N/A
MCMENAMIN                                      pleasure of the          Kalmar Investments
Date of Birth: August 1949                     Board and until          since 1992,
                                               successor is elected     Operations Director,
                                               and qualified.           Kalmar Investment
                                               Officer since            Advisers since 1997.
                                               February 1998.




1 Mr. Draper, Jr. is an "interested" Trustee, as defined in the Investment Company Act by reason of his affiliation with Kalmar Investment Advisers, the Trust's investment adviser.
2    Ford B. Draper, III is the son of Ford B. Draper, Jr.

RESPONSIBILITIES OF THE BOARD OF TRUSTEES AND COMMITTEES

Under Delaware law, the Trust's Board of Trustees is responsible for establishing each Fund's policies and for overseeing the management of the Funds. The Board also elects the Trust's officers who conduct the daily business of the Funds.

BOARD OF TRUSTEES. The primary responsibility of the Board is to represent the interests of the shareholders of the Funds and to provide oversight management of the Trust. Currently the Board is comprised of five individuals, one of whom is considered an "interested" Trustees as defined by the Investment Company Act. The remaining Trustees are not interested persons of the Trust (the "Independent Trustees"). The Board meets at least four times during the year to review investment performance and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. During the fiscal year ended December 31, 2002, there were four meetings of the Board of Directors. Currently, the Board has an Audit Committee. The responsibilities of the committee and its members are described below.

The Audit Committee is comprised of Messrs. Fenton, Giordano, Reese and Wakefield, each an Independent Trustee. Mr. Wakefield serves as the chairman of the Committee. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) recommend the selection of the
Trust's independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended December 31, 2002, there were two meetings of the Audit Committee.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund as of December 31, 2002.



                                                                                          AGGREGATE DOLLAR RANGE OF
                                                                                          OWNERSHIP IN INVESTMENT
                                                                                          COMPANIES OVERSEEN BY TRUSTEE
                                                                                          IN FAMILY OF INVESTMENT
NAME OF TRUSTEE            DOLLAR RANGE OF OWNERSHIP IN FUND(S)                           COMPANIES
-----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------
Ford B. Draper, Jr.        Over $100,000     Kalmar "Growth-with-Value" Small Cap Fund    Over $100,000

INDEPENDENT TRUSTEES
--------------------
Wendell Fenton             $50,001-$100,000  Kalmar "Growth-with-Value" Small Cap Fund    $50,001-$100,000


Nicholas A. Giordano       $10,001-$50,000   Kalmar "Growth-with-Value" Small Cap Fund    $10,001-$50,000


David M. Reese             $10,001-$50,000   Kalmar "Growth-with-Value"  Small Cap Fund   $10,001-$50,000

David D. Wakefield         Over $100,000     Kalmar "Growth-with-Value" Small Cap Fund    Over $100,000

As of December 31, 2002, none of the Independent Trustees, or their immediate family members (spouse or dependent children) owned beneficially or of record any interest in the Trust's Adviser or PFPC Distributors, or in any person directly or indirectly controlling, controlled by, or under common control with such entities.

ADVISORY AGREEMENT APPROVAL


MATTERS  CONSIDERED  BY  THE  BOARD.  The  Board  of  Trustees,   including  the
Independent Trustees, considers matters bearing on the Trust's advisory contract with respect to the Small Cap Fund at most, if not all, of their meetings.

INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their meetings, the Trustees received materials specifically relating to the existing advisory agreement (the "Advisory Agreement"). These materials included (i) information on investment performance, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data, and (iii) the economic outlook and the general investment outlook in the markets in which the Small Cap Fund invests. The Board of Trustees, including the Independent
Trustees, also considers periodically other material facts such as (1) the Adviser's results and financial condition, (2) arrangements in respect of the distribution of the Small Cap Fund's shares, (3) the procedures employed to value fund assets, (4) the allocation of brokerage, the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, and the allocation of brokerage to firms that sell the Small Cap Fund's shares,
(5) the Adviser's management of the relationships with the custodian, administrator, transfer agent and distributor and (6) the resources devoted to and the record of compliance with investment policies and restrictions and with policies on personal securities transactions.


Additional information has been furnished by the Adviser including, among other items, information on and analysis of (a) the overall organization and personnel of the Adviser, (b) investment performance, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) investment management staffing, (f) operating expenses paid to third parties, and (g) the information furnished to investors.


In considering the Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling,  and  the  following  summary  does  not  detail  all  the  matters considered. Matters considered by the Board of Trustees, including the Independent Trustees, in connection with their approval of the Advisory Agreement include the following:

INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees, including the Independent Trustees, considered whether the Small Cap Fund has operated within its investment objective and reviewed its investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices. The Board of Trustees reviewed, in particular, the performance of 12 other small cap funds presented for comparison. The Board took note that while all funds, including the Small Cap Fund, had negative year to date total returns, the Small Cap Fund ranked among the top third of the group considered. It was also noted that on a one, three and five year total return basis, the Small Cap Fund consistently performed among the top third of the group.

THE INVESTMENT ADVISER'S PERSONNEL AND METHODS. The Board of Trustees, including the Independent Trustees, reviews at least annually the background of the Small Cap Fund's portfolio managers and its investment objective and discipline. The Independent Trustees have also had discussions with senior management of the Adviser responsible for investment operations. Among other things they considered the size, education and experience of the Adviser's investment staff, its use of technology, and the Adviser's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed additional materials regarding the types of clients serviced by the Adviser and asked questions regarding certain affirmative responses in the Adviser's Form ADV, to which the Adviser responded.


NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees, including the Independent Trustees, considered the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser. The Board of Trustees, including the Independent Trustees, have also considered the nature and extent of the Adviser's supervision of third party service providers, principally the administrator, custodian, transfer agent and distributor.


EXPENSES. The Board of Trustees, including the Independent Trustees, considered the Small Cap Fund's expense ratio, and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders. The Board of Trustees reviewed, in particular, the expense ratios of 12 other small cap funds presented for comparison. The Board took note of the highs and lows in the table. A discussion ensued, which included questions, answers and observations regarding the methodology for preparing the comparable funds presented, the quantity of comparable funds presented and the relative advisory fees (as percentages of net assets), expense ratios, the profitability of the Adviser and the portion of revenue attributable to fees paid by the Small Cap Fund. The Board determined that the advisory fees appeared consistent with the services being provided by the Adviser.

The Board of Trustees, including the Independent Trustees, considered the level of the Adviser's profits in respect of the management of the Small Cap Fund. This consideration included an extensive review of the Adviser's methodology in allocating their costs to the management of the Small Cap Fund. The Board of Trustees, including the Independent Trustees, have concluded that the cost allocation methodology employed by the Adviser has a reasonable basis and is appropriate in light of the circumstances. They considered the profits realized by the Adviser in connection with the operation of the Small Cap Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund, after reviewing a schedule of revenue and expenses and net income provided by the Adviser.

CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that it was in the best interest of the shareholders that the Advisory Agreement should be continued.


COMPENSATION. The fees and expenses of the Independent Trustees are paid by the Trust. Compensation to officers and Trustees of the Trust who are affiliated with the Adviser is paid by the Adviser, and not by the Trust. The following table shows the fees paid during the fiscal year ended December 31, 2002 to the Independent Trustees for their service to the Trust.

                                      PENSION OR RETIREMENT                            TOTAL
                          AGGREGATE    BENEFITS ACCRUED AS        ESTIMATED         COMPENSATION
                        COMPENSATION      PART OF TRUST         ANNUAL BENEFITS      FROM TRUST
INDEPENDENT TRUSTEE 1    FROM TRUST          EXPENSES          UPON RETIREMENT    PAID TO TRUSTEES
----------------------------------------------------------------------------------------------------


Wendell Fenton            $9,000               None                   None                $9,000

Nicholas Giordano         $9,000               None                   None                $9,000

David M. Reese, Jr.       $9,000               None                   None                $9,000

David D. Wakefield        $9,000               None                   None                $9,000


CODES OF ETHICS

The Adviser, the Trust's distributor, PFPC Distributors, Inc. and the Board of Trustees of the Trust have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. Each Code significantly restricts the personal investing activities of directors and officers of the Adviser and employees of the Adviser, the Distributor and the Trust with access to information about current portfolio transactions. Among other provisions, each Code requires that such directors, officers and employees with access to information about the purchase or sale of portfolio securities obtain preclearance before executing personal trades.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Trust, including information about any material violations of the Codes. The Codes are on public file with the SEC as exhibits to the Trust's registration statement.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of April 10, 2003, the following persons or organizations held beneficially or of record 5% or more of the shares of the Small Cap Fund:




                             BENEFICIALLY    OWNER OF
NAME AND ADDRESS                 OWNED        RECORD        PERCENTAGE OWNED



Frechette Fund Inc.               X                               7.08%
c/o Choate Hall & Stewart
Attn:  R. N. Hoehn
53 State Street
Boston, MA  02109

SK LLC                            X
P.O. Box 70001
Boise, ID 83707                                                   7.31%

The Trustees of Boston College    X
Attn:  Paul Haran
140 Commonwealth Avenue # 310
Chestnut Hill, MA  02167                                         21.56%

Philadelphia Museum of Art        X                               5.19%
Benjamin Franklin Parkway
Philadelphia, PA 19101



As of March 31, 2003, the Trustees and officers of the Trust, as a group, owned beneficially, or may be deemed to have owned beneficially, approximately 3% of the outstanding shares of the Small Cap Fund.


INVESTMENT ADVISORY SERVICES

The Trust has entered into separate investment advisory agreements, on behalf of each Fund, with the Adviser (the "Advisory Agreements"), for the provision of investment advisory services to the Funds. The Adviser selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the officers and Board of Trustees of the Trust. Each Advisory Agreement continues in effect from year to year if such continuance is specifically approved at least annually by the Trust's Board of Trustees or by a majority of the outstanding voting securities of the Trust, and in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. Pursuant to the Advisory Agreements, each Fund is obligated to pay the Adviser a monthly fee equal to an annual rate of 1.00% of the respective Fund's average daily net assets. For the fiscal years ended December 31, 2000, 2001 and 2002, the Small Cap Fund paid advisory fees of $2,115,322, $2,013,027 and $1,857,023 respectively.

General expenses of the Trust (such as costs of maintaining corporate existence, legal fees, insurances, etc.) will be allocated between the Funds in proportion to their relative net assets. Expenses which relate exclusively to a particular Fund, such as certain registration or notice filing fees, brokerage commissions and other portfolio expenses, will be borne directly by that Fund.

Kalmar is entirely owned by ten principals and Mr. Ford B. Draper, Jr. owns a majority interest in Kalmar. Please see the "Management" section of this SAI for additional information on Mr. Draper.

LEGAL COUNSEL
Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103, serves as independent accountants to the Trust.

PRINCIPAL UNDERWRITER
PFPC Distributors, Inc. ("PFPC Distributors") serves as the principal underwriter and distributor of each Fund's shares pursuant to a Distribution Agreement with the Trust. Under the terms of the Distribution Agreement, PFPC Distributors agrees to use all reasonable efforts as agent to secure purchasers for the various series of the Trust, which are offered on a continuous basis. PFPC Distributors also assists the Trust in the production and distribution of advertising, marketing and sales literature materials, and review such materials for compliance with applicable regulations.

The Distribution Agreement provides that PFPC Distributors, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement, will not be liable to the Trust or its shareholders for losses arising in connection with the sale of Fund shares.


Each Fund shall continue to bear the expense of all notice filing fees incurred in connection with the qualification of its shares under state securities laws. PFPC Distributors retained $0 in underwriting commissions for the fiscal years ending December 31, 2000, 2001 and 2002.

OTHER SERVICE PROVIDERS

ADMINISTRATOR, ACCOUNTING AGENT AND TRANSFER AGENT.
PFPC Inc., ("PFPC") 400 Bellevue Parkway, Wilmington, DE 19809, serves as Administrator and Accounting Agent and Transfer Agent of the Trust. PFPC is an affiliate of PFPC Distributors.

As Administrator, PFPC supplies office facilities, non-investment related statistical and research data, stationery and office supplies, executive and administrative services, internal auditing and certain regulatory compliance services. PFPC also assists in the preparation of reports to shareholders, updates prospectuses and makes filings with the SEC and state securities authorities. PFPC performs certain budgeting and financial reporting and compliance monitoring activities.

As compensation for services performed under the Administration and Accounting Services Agreement, PFPC receives a fee payable monthly. The administration fee earned by PFPC for the fiscal years ended December 31, 2000, 2001 and 2002 was $265,687, $226,466 and $208,915 respectively.

PFPC serves as the Trust's Transfer Agent and dividend disbursing agent. As part of PFPC's duties, PFPC: (i) processes shareholder purchase and redemption orders; (ii) issues periodic statements to shareholders; (iii) processes transfers, exchanges and dividend payments; and (iv) maintains all shareholder records for each Fund account.

CUSTODIAN
The Trust employs PFPC Trust Company, The Eastwick Center, 8800 Tinicum Blvd., Philadelphia, PA 19153, as custodian of its assets. The custodian: (i) maintains a separate account or accounts in the name of the respective Funds; (ii) holds and disburses portfolio securities; (iii) makes receipts and disbursements of money; (iv) collects and receives income and other payments and distributions on account of portfolio securities; (v) responds to correspondence from security brokers and others relating to their respective duties; and (vi) makes periodic reports concerning their duties. PFPC Trust Company is an affiliate of PFPC Distributors.

                        PORTFOLIO BROKERAGE AND TURNOVER


The Adviser, when effecting the purchases and sales of portfolio securities for the account of a Fund, will seek execution of trades either: (i) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange; or (ii) at a higher rate of commission charges if reasonable in relation to brokerage and research services provided to the Funds or the Adviser by such member, broker, or dealer when viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Trust. In selecting a broker or dealer, the Adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Funds or to the Adviser.

The Adviser cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale, statistical or factual information, or opinions pertaining to investments. In such cases, the Adviser receives services it otherwise might have had to perform itself. Portfolio transactions, however, will not be directed by the Funds to dealers solely on the basis of research services provided.

For the fiscal year ended December 31, 2000, the Small Cap Fund paid the following brokerage fees:
Total dollar brokerage commissions:  $744,490
Total dollar amount of transactions executed by brokers providing research services:  $256,735,096
Total dollar amount of commissions paid to brokers providing research services:  $599,726

For the fiscal year ended December 31, 2001, the Small Cap Fund paid the following brokerage fees explicit and implied:
Total dollar brokerage commissions:  $610,403
Total dollar amount of transactions executed by brokers providing research services:  $181,806,118
Total dollar amount of commissions paid to brokers providing research services:  $603,525

For the fiscal year ended December 31, 2002, the Small Cap Fund paid the following brokerage fees explicit and implied:
Total dollar brokerage commissions:  $511,101
Total dollar amount of transactions executed by brokers providing research services:  $149,452,862
Total dollar amount of commissions paid to brokers providing research services:  $392,212

The Adviser may use research and services provided to it by brokers and dealers in servicing all its clients, and not all such services will be used by the Adviser in connection with the Funds. Some of the Adviser's other clients have investment objectives and programs similar to those of the Funds. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Funds. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the Adviser not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Fund and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between the Fund and the other clients as to amount according to a formula determined prior to the execution of such transactions.

PORTFOLIO TURNOVER
Because of its longer-term investment philosophy, the Fund does not intend to engage in frequent trading tactics which could result in high turnover, less favorable tax consequences (i.e., a high proportion of short-term capital gains relative to long term capital gains) or increased trading and brokerage expenses paid by the Fund. The Fund anticipates that its annual portfolio turnover rate should not generally exceed 75%, although it is impossible to predict portfolio turnover rates.

                               GENERAL INFORMATION

SHARES OF BENEFICIAL INTEREST AND VOTING RIGHTS
The Trust's Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest in various series or classes (subseries) with a par value of $0.01 per share. Each series, in effect, represents a separate mutual fund with its own investment objective and policies. The Board of Trustees has the power to designate additional series or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series or classes.

The Trust's Agreement and Declaration of Trust gives shareholders the right to vote: (i) for the election or removal of Trustees; (ii) with respect to additional matters relating to the Trust as required by the Investment Company Act; and (iii) on such other matters as the Trustees consider necessary or desirable. The shares of the Funds each have one vote and, when issued, will be fully paid and non-assessable and within each series or class, have no preference as to conversion, exchange, dividends, retirement or other features. In the event of a liquidation or dissolution of the Trust, shareholders of the Funds are entitled to receive the assets available for distribution belonging to a Fund. The shares of the Trust which the Trustees may, from time to time, establish, shall have no preemptive rights. The shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Trust. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote on a matter shall vote without differentiation between separate series on a one-vote-per share basis. If a matter to be voted on does not affect the interests of all series of the Trust, then only the shareholders of the affected series shall be entitled to vote on the matter.

SHAREHOLDER MEETINGS
Pursuant to the Trust's Agreement and Declaration of Trust, the Trust does not intend to hold shareholder meetings except when required to elect Trustees, or with respect to additional matters relating to the Trust as required under the Investment Company Act.

                    PURCHASE, REDEMPTION & PRICING OF SHARES

PURCHASES
Under normal circumstances, you may purchase your shares at any time without a fee. A description of the manner in which the Funds' shares are offered to investors is set forth in each Fund's prospectus.

REDEMPTIONS
Under normal circumstances, you may redeem your shares at any time without a fee. The redemption price will be based upon the net asset value per share next determined after receipt of the redemption request, provided it has been submitted in the manner described in the Prospectus of each Fund. See "How to Redeem Shares" in the Prospectus. The redemption price may be more or less than your cost, depending upon the net asset value per share at the time of redemption.

PRICING OF SHARES
Each Fund determines its net asset value per share, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the New York Stock Exchange on each Business Day, which is defined as each Monday through Friday when the New York Stock Exchange is open. Prices will be calculated earlier when the New York Stock Exchange closes early because trading has been halted for the day. Currently the New York Stock Exchange is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Trust as the primary market. Securities traded on the NASDAQ are valued at NASDAQ'S Official Closing Price. Over-the-counter securities are valued at the last bid price available prior to valuation. Where market quotations are readily available, portfolio securities are valued based upon market quotations, provided those quotations adequately reflect, in the judgment of the Trust, the fair value of the security. Where those market quotations are not readily available, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All other securities and other assets are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the Board determines that this does not represent fair value.


Trading in foreign securities and on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business on each Business Day. In addition, foreign securities trading generally or in a particular country or countries may not take place on all Business Days. If events materially affecting the value of such securities occur between the time when their price is determined and the time when a Fund's net asset value is calculated, such securities may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

RETIREMENT PLANS
The following is a description of the types of retirement plans for which the Funds' shares may be used for investment:

INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS")
Individual taxpayers and married couples with adjusted gross incomes not in excess of certain specified limits, who are not active participants (and, when a joint return is filed, who do not have a spouse who is an active participant or whose combined adjusted gross income is $150,000 or less) in an employer maintained retirement plan are eligible to make deductible contributions to an IRA account (subject to certain dollar limitations). All individuals who have earned income may make nondeductible IRA contributions to the extent that they are not eligible for a deductible contribution. Income earned by an IRA account will not be currently taxed, but will be taxed upon distribution. A special IRA program is available for employers under which the employers may establish IRA accounts for their employees in lieu of establishing tax qualified retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the employer of many of the recordkeeping requirements of establishing and maintaining a tax qualified retirement plan trust. (Note, however that no new SEP-IRAs may be established after December 31, 1996.)

If you are entitled to receive an eligible rollover distribution from a qualified retirement plan, you may rollover all or part of that distribution into your Fund IRA. Your rollover contribution is not subject to the limits on annual IRA contributions. You can continue to defer Federal income taxes on your rollover contribution and on any income that is earned on that contribution.

Another option available to investors is a Roth IRA, which is available to individuals within specified income limits. A Roth IRA is treated as a traditional IRA with a few exceptions. The total yearly contributions to a Roth IRA and a traditional IRA cannot exceed $3,000 per individual. Unlike a traditional IRA, the contributions to a Roth IRA are nondeductible. Instead, the advantages of a Roth IRA are backloaded. The buildup within the account (e.g. interest and dividends), and the distribution of such buildup, is tax-free subject to certain limitations. Amounts in a traditional IRA may be rolled over into a Roth IRA subject to income and holding period limitations.

PFPC Trust Company makes available its services as an IRA custodian for each shareholder account that is established as an IRA. For these services, PFPC Trust Company receives an annual fee of $10.00 per account, which fee is paid directly to it by the IRA shareholder. If the fee is not paid by the date due, shares of the Fund owned in the IRA account will be redeemed automatically for purposes of making the payment.

401(K) PLANS AND OTHER DEFINED CONTRIBUTION PLANS
Profit sharing plans and money purchase pension plans (the "Defined Contribution Plans") are for use by both self-employed individuals (sole proprietorships and partnerships) and corporations that wish to use shares of the Funds as a funding medium for a retirement plan qualified under the Internal Revenue Code of 1986, as amended.

Annual deductible contributions to the Defined Contribution Plans generally may be made on behalf of each participant in a total amount of up to the lesser of 25% of a participant's compensation from the employer for the year or $30,000. For self-employed participants, contributions are based on earned income from self-employment. Unless the employer chooses to take Social Security contributions into account, the same percentage of earned income (or wages) must be contributed on behalf of each participant in the Defined Contribution Plans.

403(B)(7) RETIREMENT PLANS
The Funds' shares may be used by schools, hospitals, and certain other tax-exempt organizations or associations who wish to use shares of the Funds as a funding medium for a retirement plan for their employees. Contributions are made to the 403(b)(7) Plan as a reduction to the employee's regular compensation. Such contributions, to the extent they do not exceed applicable limitations (including a generally applicable limitation of $10,500 per year, as adjusted periodically), are excludable from the gross income of the employee for Federal income tax purposes. Assets withdrawn from the 403(b)(7) Plan are subject to Federal income tax.

In all these Plans, distributions of net investment income and capital gains will be automatically reinvested.

                                    TAXATION

Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

In order to so qualify, each Fund must, among other things (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividends, interest and investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other RICs, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

To the extent either or both of the Funds qualify for treatment as a RIC, such Fund will not be subject to federal income tax on ordinary income and net capital gains paid to shareholders in the form of dividends or capital gains distributions. The Funds have elected to be treated as RICs under Subchapter M of the Code and each intends to qualify as such for each future fiscal year. The Trustees reserve the right not to maintain the qualification of the Funds as a RIC if they determine such course of action to be beneficial to you. In such case, the Funds will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxable as ordinary dividend income to the extent of a Fund's available earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment. Shareholders will be advised annually as to the Federal income tax consequences of distributions made during the year.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all (98%) of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. Each Fund is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis by the difference between the amount of includable gain and tax deemed paid. Currently, an individual's maximum tax rate on long-term capital gains is 20%. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the investor has owned shares of a Fund.

Gains or losses on the sales of securities by each Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends shall be included in the Fund's gross income as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy the income distribution requirements, the Funds may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

HEDGING TRANSACTIONS
The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Funds and may defer the Funds' losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Funds to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes described above. Each Fund will monitor transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when engaged in short sales against the box or acquiring any futures contracts, options or hedged investments in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Section 1256 Contracts. Futures and foreign currency forward contracts and certain options that are subject to Section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be "marked-to-market" (that is, deemed to have been sold for their market value) for federal income tax purposes. The net gain or loss, if any, resulting from such deemed sales, together with any gain or loss resulting from actual sales of Section 1256 contracts, must be taken into account by the Fund in computing its taxable income for such year. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss (which when distributed to shareholders is taxed as ordinary income). Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. See Section 988 below. In case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. Each Fund will attempt to monitor its Section 988 transactions to minimize any adverse tax impact.

Code Section 988. Section 988 of the Code may apply to forward currency contracts and options on foreign currencies. Under Section 988 of the Code, gains and losses of each Fund on the acquisition and disposition of foreign currency (E.G. the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, foreign currency gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Funds hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by the Fund. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by the Fund has a long-term holding period.

Straddles. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Fund may invest.
Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules (see above) applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

Constructive Sale. If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

FOREIGN WITHHOLDING TAXES
Income received by the Funds from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Additionally, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. It is impossible to determine the rate of foreign tax in advance since the amount of the Funds' assets to be invested in various countries is not known.

PASSIVE FOREIGN INVESTMENT COMPANIES
The Funds may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund purchases shares in a PFIC and holds the shares beyond the end of the year of acquisition, it may be subject to United States Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. In general, an excess distribution is the excess (if any) of (i) the amount of distributions received by a stockholder during the taxable year; over (ii) 125% of the average amount received during the preceding three years (or holding period). The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or not possible to obtain.

Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the Fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions received from the PFICs owned and the proceeds from dispositions of PFIC company stock. The Fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. The Funds will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

DISTRIBUTIONS
Distributions of investment company taxable income (which includes interest and the excess of net short-term capital gains over long-term capital losses, but not the excess of net long-term capital gains over net short-term capital losses) are taxable to a shareholder as ordinary income, whether paid in cash or reinvested in additional shares. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. Dividends paid by the Funds to corporate shareholders will generally qualify for the 70% deduction available for dividends received by corporations to the extent (1) the Fund's income consists of qualified dividends received from U.S. corporations, and (2) certain income and other deductible limitations imposed on the corporation. Distributions of net capital gains (which consists of the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of each Fund equal to the fair market value of such shares on the distribution date.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record as of a specified date in such a month and actually paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be paid and received on December 31 of the year the distributions are declared. The price of shares purchased just prior to a distribution by the Funds may reflect the amount of the forthcoming distribution. Those purchasing at that time will receive a distribution that represents a return of investment, but that will nevertheless be taxable to them.

SALES OF SHARES
Upon a sale of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. The gain or loss will be treated as a long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are bought or sold. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of each Fund's shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares. However, capital losses are deductible only against capital gains except for individuals, who may deduct up to $3,000 of ordinary income.

BACKUP WITHHOLDING
Each Fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Each Fund will provide an information return to shareholders describing the federal tax status of the dividends paid by each Fund during the preceding year within 60 days after the end of each year as required by present tax law. Individual shareholders will receive Form 1099-DIV and Form 1099-B as required by present tax law during January of each year. If either Fund makes a distribution after the close of its fiscal year which is attributable to income or gains earned in such earlier fiscal year, then such Fund shall send a notice to its shareholders describing the amount and character of such distribution within 60 days after the close of the year in which the distribution is made. Shareholders should consult their tax advisers concerning the state or local taxation of such dividends, and the federal, state and local taxation of capital gains distributions.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect and is not to be relied upon as tax advice. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action at any time, and retroactively.

This summary does not address or analyze any potential state or local tax consequences of an investment in the Trust. Dividends and distributions also may be subject to state and local taxes which are not discussed herein. State and local tax laws may differ from the federal laws in the treatment of specific items of income, gain, loss deduction and credit. Shareholders are urged to consult their tax advisers regarding specific questions about federal, state, local or foreign taxes.

                                   PERFORMANCE

From time to time, total return may be quoted in advertisements, shareholder reports or other communications to shareholders. Total return is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. Occasionally, a Fund may include its distribution rate in advertisements. The distribution rate is the amount of distributions per share made by a Fund over a 12-month period divided by the current maximum offering price.

The SEC rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Total return quotations used by a Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by a Fund to compute or express performance follows.

TOTAL RETURN
As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and analyzing the result. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one, five and ten-year period and assumes the deduction of all applicable charges and fees. According to the SEC formula:

                                 P(1+T) n = ERV
where:

         P =        a hypothetical initial payment of $1,000.

         T =        average annual total return.

         n =        number of years.

         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods, determined at the end of the 1, 5 or 10-year periods (or fractional portion thereof).

The formula below applies to the calculation of total return (after taxes on distributions):

                                 P(1+T) n = ATV
where:

         P =        a hypothetical initial payment of $1,000.

         T =        average annual total return (after taxes on distributions).

         n =        number of years.

         ATV = ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods at the end of the 1, 5 or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

The formula below applies to the calculation of total return (after taxes on distributions and redemption):

                                P(1+T) n = ATV DR
where:

         P =        a hypothetical initial payment of $1,000.

         T = average annual total return (after taxes on distributions and redemption).

         n =        number of years.

         ATV = ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods at the end of the 1, 5 or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

                           AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 2002

                                                    1 YEAR           5 YEARS         SINCE
                                                                                   INCEPTION*
      SMALL CAP FUND
      Before Taxes                                  (16.53)%         (1.12)%         5.84%
      After Taxes on Distributions                  (16.53)%         (1.78)%         4.94%
      After Taxes on Distributions and              (10.15)%         (0.78)%         4.85%
        Redemptions

*  Inception date: April 11, 1997.

Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

COMPARISONS AND ADVERTISEMENTS

A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments. For example, it is useful to note that yields reported on debt instruments are generally prospective, contrasted with the historical yields reported by a Fund.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. In addition, rankings, ratings and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

From time to time, in marketing and other literature, the Bond and Equity Portfolios' performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indices of comparable securities with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc. (an organization which provides performance ranking information for broad classes of mutual funds), Lipper, Inc. ("Lipper") (a mutual fund research firm which analyzes over 1,800 mutual funds), CDA Investment Technologies, Inc. (an organization which provides mutual fund performance and ranking information), Morningstar, Inc. (an organization which analyzes over 2,400 mutual funds) and other independent organizations. When Lipper's tracking results are used, a Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. When other organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.


Since the assets in all funds are always changing, a Fund may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Fund in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in a Fund's investment policies and investments, a Fund's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.

A Fund may also, from time to time, along with performance advertisements, present its investments, as of a current date, in the form of the "Schedule of Investments" included in the Semi-Annual and Annual Reports to the shareholders of the Trust.

In its reports, investor communications or advertisements, each Fund may also include (1) descriptions and updates concerning its strategies and portfolio investments; (2) its goals, risk factors and expenses compared with other mutual funds; (3) the general biography or work experience of the portfolio managers of the Fund; (4) portfolio manager commentary or market updates; (5) discussion of macroeconomic factors affecting the Fund and its investments; and (6) other information of interest to investors.

                              FINANCIAL STATEMENTS

The audited financial statements and the financial highlights for the Small Cap Fund for the fiscal year ended December 31, 2002, as set forth in the Trust's annual report to shareholders, and the report thereon of PricewaterhouseCoopers LLP, the Trust's independent accountants, also appearing in the Trust's annual report, are incorporated herein by reference. Since the Micro Cap Fund has not commenced operations as of the date of this Statement of Additional Information, there are no financial statements for the Micro Cap Fund.

                                    APPENDIX

Description of Corporate Bond Ratings

Moody's

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

INVESTMENT ADVISER
Kalmar Investment Advisers
Barley Mill House
3701 Kennett Pike
Wilmington, DE 19807

DISTRIBUTOR
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA  19406

SHAREHOLDER SERVICES
PFPC Inc.
P.O. Box 9831
Providence, RI  02940

CUSTODIAN
PFPC Trust Company
The Eastwick Center
8800 Tinicum Boulevard
Philadelphia, PA  19153

LEGAL COUNSEL
Pepper Hamilton LLP
3000 Two Logan Square
18th & Arch Streets
Philadelphia, PA  19103-2799

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA  19103

                         KALMAR POOLED INVESTMENT TRUST
                                    FORM N-1A
                           PART C - OTHER INFORMATION

ITEM 23.

(a) Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (a) to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission via EDGAR on April 26, 2002.

(b)    By-Laws of the Registrant are  incorporated  by reference to Exhibit 2 to
       Registrant's   Registration  Statement  on  Form  N-1A,  filed  with  the
       Securities and Exchange Commission via EDGAR on October 7, 1996.

(c) Reference is hereby made to Article V of the Trust's Amended Agreement and Declaration of Trust (Exhibit (a)), Article II and Article VII
       Section 6 of the Trust's By-laws (Exhibit (b)) for a description of the instruments defining rights of shareholders.

(d) Investment Advisory Agreement dated January 31, 1997 between the Registrant and Kalmar Investment Advisers is incorporated by reference to
       Exhibit 4 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission via EDGAR on October 7, 1996.

(e) Distribution Agreement dated January 2, 2001 between the Registrant and PFPC Distributors, Inc. on behalf of the Small Cap and Micro Cap Funds is incorporated by reference to Exhibit (e) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission via EDGAR on April 25, 2001.

(f)    Not Applicable.

(g)    Custodian  Agreement  dated May 1, 2000 between the  Registrant  and PFPC
       Trust Company is incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission via EDGAR on April 25, 2001.

(h)    Other Material Contracts

       (1) Administration and Accounting Services Agreement dated May 1, 2000 between the Registrant and PFPC Inc. is incorporated by reference to Exhibit (h)(1) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission via EDGAR on April 25, 2001.

       (2) Transfer Agency Services Agreement dated May 1, 2000 between the Registrant and PFPC Inc. Administration and Accounting Services Agreement dated May 1, 2000 between the Registrant and PFPC Inc. is incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission via EDGAR on April 25, 2001.


       (3) Amendment dated July 24, 2002 to Transfer Agency Services Agreement dated May 1, 2000 is incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission via EDGAR on February 27, 2003.


(i)    Not applicable.

(j)    Consent of PricewaterhouseCoopers LLP is filed herewith.

(k)    Not Applicable

(l)    Investment Letter dated December 10, 1996 is incorporated by reference to
       Exhibit 13 to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission via EDGAR on December 16, 1996.

(m)    Not Applicable

(n)    Not Applicable

(p) Code of Ethics of the Registrant and the Adviser is incorporated by reference to Exhibit (p) to Post-Effective Amendment No. 5 to
       Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission via EDGAR on April 25, 2001.

(q) Power of Attorney is incorporated by reference to Exhibit (q) to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission via EDGAR on April 26, 2002.

ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

            Registrant is not controlled by or under common control with any person.

ITEM 25.    INDEMNIFICATION

            Under the terms of the Delaware Business Trust Act and the Registrant's Amended Agreement and Declaration of Trust (the "Declaration of Trust") and By-Laws, no officer or trustee of the Fund shall have any liability to the Trust or its shareholders, except to the extent such limitation of liability is precluded by Delaware law, the Agreement and Declaration of Trust, or the By-Laws.

            Subject to the standards and restrictions set forth in the Trust's Declaration of Trust, the Delaware Business Trust Act, section 3817, permits a business trust to indemnify and hold harmless any trustee, beneficial owner, or other person from and against any and all claims and demands whatsoever. Section 3803 protects a trustee, when acting in such capacity, from personal liability to any person other than the business trust or a beneficial owner for any act, omission, or obligation of the business trust or any trustee thereof, except as otherwise provided in the Declaration of Trust.

            The Declaration of Trust provides that the Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, manager or principal underwriter of the Fund, nor shall any Trustee be responsible for the act or omission of any other Trustee. Subject to the provisions of the By-Laws, the Trust, out of its assets, may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustees' performance of his or her duties as a Trustee or officer of the Trust; provided that nothing in the Declaration of Trust shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

            The By-Laws provide indemnification for each Trustee and officer who was or is a party or is threatened to be made a party to any proceeding, by reason of service in such capacity, to the fullest extent, if it is determined that the Trustee or officer acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as an agent of the Trust, that his conduct was in the Trust's best interests; (b) in all other cases, that his conduct was at least not opposed to the Trust's best interests; and
            (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful. However, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Trust. Further, no indemnification shall be made:

            (a) In respect of any proceeding as to which any Trustee or officer shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or

            (b) In respect of any proceeding as to which any Trustee or officer shall have been adjudged to be liable in the performance of that person's duty to the Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the relevant circumstances of the case, that person is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; however, in such case, indemnification with respect to any proceeding by or in the right of the Trust or in which liability shall have been adjudged by reason of the disabling conduct set forth in the preceding paragraph shall be limited to expenses; or

            (c)  Of  amounts  paid  in  settling  or  otherwise  disposing  of a proceeding, with or without court approval, or of expenses incurred in defending a proceeding which is settled or otherwise disposed of without court approval, unless the required court approval set forth in the By-Laws is obtained.

            In any event, the Trust shall indemnify each officer and Trustee against expenses actually and reasonably incurred in connection with the successful defense of any proceeding to which each such officer or Trustee is a party by reason of service in such capacity, provided that the Board of Trustees, including a majority who are disinterested, non-party trustees, also determines that such officer or Trustee was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties of office. The Trust shall advance to each officer and Trustee who is made a party to a proceeding by reason of service in such capacity the expenses incurred by such person in connection therewith, if: (a) the officer or Trustee affirms in writing that his good faith belief that he has met the standard of conduct necessary for indemnification, and gives a written undertaking to repay the amount of advance if it is ultimately determined that he has not met those requirements; and (b) a determination that the facts then known to those making the determination would not preclude indemnification.

            The Trustees and officers of the Trust are entitled and empowered under the Declaration of Trust and By-Laws, to the fullest extent permitted by law, to purchase errors and omissions liability insurance with assets of the Trust, whether or not the Trust would have the power to indemnify him against such liability under the Declaration of Trust or By-Laws.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers, the underwriter or control persons of the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

            KALMAR INVESTMENT ADVISERS:
            ---------------------------
            The sole business activity of Kalmar Investment Advisers, Barley Mill House, 3701 Kennett Pike, Wilmington, Delaware 19807 (the "Adviser") is to serve as an investment adviser. The Adviser is registered under the Investment Adviser's Act of 1940. Information as to the trustees and officers of the Adviser is as follows:

    NAME AND POSITION WITH THE ADVISER      OTHER COMPANY              POSITION WITH OTHER COMPANY
    ----------------------------------      -------------              ---------------------------
    Ford B. Draper, Jr.
       Trustee, Chairman and President      Kalmar Investments Inc.    Director, President and Chief Investment Officer

    Brian D. Draper
       Trustee and Vice President           Kalmar Investments Inc.    Director and Vice President

    Verna E. Knowles
       Trustee and Treasurer                Kalmar Investments Inc.    Secretary, Treasurer, Compliance Officer and Administration
                                                                       Director

    Marjorie L. McMenamin
       Secretary and Compliance Officer     Kalmar Investments Inc.    Operations Director and Compliance Officer

ITEM 27.    PRINCIPAL UNDERWRITER

(a) PFPC Distributors, Inc. (the "Distributor") acts as principal underwriter for the following investment companies:

                           AB Funds Trust

                           AFBA 5 Star Fund, Inc.
                           Deutsche Asset Management VIT Funds
                           Forward Funds, Inc
                           GAMNA Series Funds, Inc.
                           Harris Insight Funds Trust
                           Hillview Investment Trust II
                           Kalmar Pooled Investment Trust
                           Metropolitan West Funds
                           New Covenant Funds, Inc.
                           Pictet Funds
                           The RBB Fund, Inc.
                           RS Investment Trust
                           SmithGraham Institutional Funds
                           Stratton Growth Fund, Inc.
                           Stratton Monthly Dividend REIT Shares, Inc.
                           The Stratton Funds, Inc.
                           Tomorrow Funds Retirement Trust
                           Trainer, Wortham First Mutual Funds
                           Undiscovered Managers Funds
                           Weiss, Peck & Greer Funds Trust
                           Weiss, Peck & Greer International Fund
                           Whitehall Funds Trust
                           Wilshire Target Funds, Inc.
                           WPG Growth and Income Fund
                           WPG Tudor Fund
                           WT Mutual Fund

              Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                           BlackRock Provident Institutional Funds
                           BlackRock Funds, Inc.

              Distributed by Northern Funds Distributors, LLC, a wholly owned subsidiary of PFPC Distributors, Inc.:

                           Northern Funds Trust
                           Northern Institutional Funds Trust

              Distributed by Offit Funds Distributor, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                           The Offit Investment Fund, Inc
                           The Offit Variable Insurance Fund, Inc.

              Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                           ABN AMRO Funds

     PFPC Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

(b) The following is a list of the executive officers, directors, and partners of PFPC Distributors, Inc.:

            NAME                         TITLE WITH PFPC DISTRIBUTORS

            Steven Turowski              Chairman, Chief Executive Officer, Director and President
            Brian Burns                  Director
            Michael Denofrio             Director
            Susan Keller                 Director
            Rita G. Adler                Chief Compliance Officer
            Christine A. Ritch           Chief Legal Officer
            Salvatore Faia               Secretary and Clerk
            Christopher S. Conner        Assistant Secretary and Assistant Clerk
            Bradley A. Stearns           Assistant Secretary and Assistant Clerk
            John L. Wilson               Assistant Secretary and Assistant Clerk
            John Coary                   Treasurer
            Douglas D. Castagna          Controller and Assistant Treasurer
            Bruno DiStefano              Vice President
            Elizabeth T. Holtsbery       Vice President
            Susan K. Moscaritolo         Vice President
            Thomas Rodman                Vice President

            None of the above listed officers, directors and partners of PFPC Distributors, Inc. holds any position with the Fund.

(c)  Not applicable.

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS.

                 Each account,  book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules (17 CFR 270-31a-1 to 31a-3) promulgated thereunder, is maintained by the Registrant at Barley Mill House, 3701 Kennett Pike, Wilmington, Delaware 19807, except for those maintained by the Registrant's administrator, transfer agent, dividend paying agent and accounting services agent, PFPC Inc., which are held at 103 Bellevue Parkway, Wilmington, Delaware 19809 and the Registrant's Custodian Bank, PFPC Trust Co., which are held at 8800 Tinicum Blvd., 5th floor, Philadelphia, Pennsylvania 19153.

ITEM 29.    MANAGEMENT SERVICES.

                 There are no management related service contracts not discussed in Part A or Part B.

ITEM 30.    UNDERTAKINGS.

                 Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule
485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 8 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Wilmington, and State of Delaware on the 28th day of April 2003.


                                                 KALMAR POOLED INVESTMENT TRUST
                                                 Registrant

                                                 By: /s/FORD B. DRAPER, JR.
                                                 Ford B. Draper, Jr.
                                                 President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


/s/FORD B. DRAPER, JR.  Trustee, Chairman and President          April 28, 2003
----------------------
Ford B. Draper, Jr.

Wendell Fenton*         Trustee                                  April 28, 2003
Wendell Fenton

Nicholas A. Giordano*   Trustee                                  April 28, 2003
Nicholas A. Giordano

David M. Reese, Jr.*    Trustee                                  April 28, 2003
David M. Reese, Jr.

David D. Wakefield*     Trustee                                  April 28, 2003
David D. Wakefield

/s/ VERNA KNOWLES                                                April 28, 2003
-----------------
Verna Knowles          Treasurer and Chief Financial Officer


*By: /s/FORD B. DRAPER, JR.
     ----------------------
        Ford B. Draper, Jr.
        Attorney-in-Fact